Find/SVP [LOGO]                   ANNUAL REPORT 1997
--------------------------------------------------------------------------------
"What we find so valuable about FIND/SVP is just talking to people over the phone. Everyone has been doing an excellent job for us."

Comedy Central
Client since 1993
--------------------------------------------------------------------------------
"With FIND/SVP, I'm a winner."
NutraSweet
Client since 1994
--------------------------------------------------------------------------------
"Your consultant did a thorough search and an excellent exploration of something that was not obtainable. Saved me a lot of time and frustration. Right on the money."

Philip Morris Inc
Client since 1985
--------------------------------------------------------------------------------
"Again FIND/SVP delivered just the information I was looking for. You are a great resource."

PGI Nonworens Chicopee
Client since 1996
--------------------------------------------------------------------------------
"Your consultant did a great job on this project. She has a good business sense and goes right to the issue."

Campbell Soup Company
Client since 1975
--------------------------------------------------------------------------------
"We have always received professional and courteous help from FIND/SVP."

Mobil Corporation
Client since 1979
--------------------------------------------------------------------------------
"Your consultant called to walk me through the Internet sites which contained the answer to my question. It was above and beyond the call of duty."

NYL Care Health
Client since 1987
--------------------------------------------------------------------------------
"FIND/SVP has proven to be a cost-effective way to get smart. I've found it invaluable."

Conway Marketing Communications
Client since 1988
--------------------------------------------------------------------------------
"As always, the results were just what I was looking for. FIND/SVP is one of my best resources!"

NationsBank
Client since 1995
--------------------------------------------------------------------------------

                                SELECTED CLIENTS

Healthcare Products & Services

Abbott Laboratories
AutoImmune, Inc.
Bausch & Lomb, Inc.
Baxter Healthcare Corp.
Bristol Myers Squibb
Catalytica Pharmaceuticals, Inc.
Cooper Surgical
Cordis Corp.
Dai-Ichi Pharmaceutical Corp.
Dura Pharmaceuticals
Holy Cross Health System Corp.
Humana, Inc.
Johnson & Johnson
Mallinckrodt Medical

--------------------------------------------
"Your consultant has always, now and
in the past, been very helpful in assisting us in streamlining our requests. You have prevented us from getting too carried away and over spending."

Riso, Inc.
Client since 1995
--------------------------------------------

Merck & Company, Inc.
Pfizer, Inc.
Pharmacia & Upjohn
Roche Labs
Searle Pharmaceuticals
SmithKline Beecham Corp.
SSM Healthcare System
The Brooklyn Hospital Center
Wyeth-Ayerst

Consumer Products & Retailing

Amway Corporation
Duracell, Inc.
Fisher-Price, Inc.
Hasbro Interactive
JCPenney Co., Inc.
LL Bean
Mattel, Inc.
Meiji Seika (USA), Inc.
Neiman Marcus
Norelco Consumer Products Co.
Parker Brothers, Inc.
Philip Morris
Reebok International Ltd.
Sotheby's
Stanley Tools
Tupperware Corp.

Industrial, Chemical & Energy

Asahi Chemical Industry, America Inc.
BASF Corp.
Borden, Inc.
Clark Refining & Marketing
CSX Corp.
Dow Chemical USA
DuraSwitch Industries, Inc.
E.I. DuPont de Nemours & Co., Inc.
Great Lakes Chemical Co.
H.B. Fuller Co.
Honeywell Inc. Industrial Division
Houston Industries, Inc.
Metzler & Associates
Mobil Oil
Monsanto Co.
Patten Industries, Inc.
Perkin-Elmer Corp.
Polaroid Corp.
Providence Energy
  Corporation
Rayovac Corp.
Southern California Edison
Steelcase, Inc.
UBE Industries (America), Inc.
Union Carbide Chemical/Plastic
Zeneca Resins

Personal Care & Household Products

Almay, Inc.
Avon Products, Inc.
Beiersdorf, Inc.
Clairol, Inc.
The Clorox Company
Colgate-Palmolive Co.
The Dial Corporation
DowBrands, Inc.
The Gillette Co.
Goody Products, Inc.
James River Corp.
Playtex, Inc.
The Procter & Gamble Co.
Weyerhaeuser Co.

Food & Beverage

Cadbury Beverages, Inc.
Campbell Soup Co.
Carvel Corp.
Chattanooga Bakery, Inc.
Chiquita Brands, Inc.
Coca-Cola Company
The Dannon Co., Inc.
Dunkin' Donuts
IDV North America
H.J. Heinz Co.
Heller Seasonings & Ing., Inc.
Kraft Foods
Labatt USA L.L.C.
McKesson Corp.
Nabisco Foods
The NutraSweet Co.
Ore-Ida Foods, Inc.

----------------------------------
"As usual, consultation, service,
timing were professional
and met our expectations."

Merck & Company, Inc.
Client since 1989
----------------------------------

Pepperidge Farm, Inc.
Perdue Farms, Inc.
The Pillsbury Company
Sara Lee Corp.
Suntory International Corp.
Veryfine Products, Inc.
Vie de France Bakery

Transportation

Airborne Express
BMW of North America, Inc.
Chrysler Corporation
Federal Express Corp.
Harley Davidson Motor Corp.
Jaguar Cars, Inc.
Kawasaki Motors Corp., USA
Mercedes-Benz of North America, Inc.

Ryder Systems
Trans Union -- Business
  Information Group
United Technologies Automotive
Volkswagen of America, Inc.
Volvo Cars of North America, Inc.
Yellow Freight System, Inc.

Communications, Publishing
  & Entertainment

ABC Network Group
American Movie Classics
Better Homes & Gardens Magazine
Business Week
Cahner's Publishing Co.

----------------------------------------
"I was very impressed with your
consultant's selection of articles
which showed a great understanding of
the industry. Great job!"

Bank of Tokyo-Mitsubishi
Client since 1996
----------------------------------------

Conde Nast Publications
Cox Enterprises, Inc.
The Economics Press Inc.
Fox Broadcasting Co.
Gannett Co., Inc.
Gruner & Jahr
GTECH
Home Box Office, Inc.
Ladies Home Journal
Lifetime Television
Meredith Corporation
The National Geographic Society
NBC Television Network
The New York Times Co.
The New Yorker
People Magazine
R.R. Donnelley & Sons, Inc.
Scholastics Inc.
Showtime Networks, Inc.
Thomas Publishing Company
Turner Broadcasting Sales, Inc.
TV Guide
Time Warner Trade Publishing
U.S. Satellite Broadcasting
The Wall Street Journal

Import & Export

Marubeni America Corp.
Mitsui & Co. (USA), Inc.
Nissho-Iwai American Corp.
The Sumitomo Corp. of America
The Swedish Trade Council
Swiss Army Brands, Inc.

Financial Services

Allmerica Financial
Barrington Capital Group
Bear Stearns & Co.
Becker Capital Management
CHEP USA
Citibank N.A.
Code, Hennessy & Simmons, Inc.
Corestates Financial Corp.
Crown Capital Group, Inc.
The Dai-Ichi Kangyo Bank Ltd.
Deloitte Touche Tohmatsu International
Ernst & Young
Fleet Bank
Frank Mayer & Associates, Inc.
Franklin Templeton
The Fuji Bank Ltd.
General Electric Capital Co.
Houlihan Lokey Howard & Zukin
KPMG Peat Marwick
McGladrey & Pullen
Moody's Investors Service
NationsCredit Corp.
Price Waterhouse
Sanwa Bank Ltd.
Tokai Bank
Wilmington Trust Co.

Telecommunications, Electronics,
  Computers & Aerospace

Ameritech Cellular Services
Control Devices, Inc.
France Telecom
IBM Corp.
ITT Corp.
Matsushita Electric Corp. of America
Motorola, Inc.
Seagate Peripherals, Inc.
SONY Corp. of America
Western Union Corp.

Advertising, Public Relations
  & Promotion

Adworks, Inc.
Ammirati & Puris/Lintas, Inc.
Atkinson Group, Inc.
Bronner Slosberg Humphrey
Cline, Davis & Mann, Inc.
Creative Media Development, Inc.
DCA Advertising, Inc.
Deutsch, Inc.
DeVries Public Relations
Edelman Public Relations Worldwide
Freeman Public Relations Group
Girgenti Hughes Butler & McDowell
GMG Public Relations, Inc.
Gold Coast Advertising
Goodby, Silverstein & Partners
Grey Advertising
Harte-Hanks Direct Marketing
Jerry & Ketchum, Inc.
Jordan, McGrath, Case & Taylor, Inc.
J. Walter Thompson U.S.A., Inc.
Kirshenbaum Bond Partners
Klemtner Advertising, Inc.
LLT Advertising, Inc.
Marketing Alternatives Inc.
Marquardt & Roche Inc.
Media That Works Group
Mintz & Hoke, Inc.
Multiservices USA
Pierson Hawkins, Inc. Advertising
Saatchi & Saatchi Advertising
TBWA Chiat/Day Advertising
W.B. Doner & Co.
Wunderman Cato Johnson
Young & Rubicam/Chicago

                               TO OUR SHAREHOLDERS

Clearly the most challenging period in FIND/SVP's 27-year history was 1997. It was a year in which our mettle was tested and tested and tested once again. It was not, however, the kind of year we had envisioned when I wrote our Letter to Shareholders just one year ago.

Rather, it turned out to be a year in which we questioned every aspect of our business. It was a year in which we were called upon to make some difficult decisions, such as selling certain product lines, reducing staff and re-focusing of our corporate ambitions.

As 1998 began, we took, what we hope to be a necessary step in the process of restoring our profitability. We accomplished this through a very difficult right-sizing of the operation on March 27, 1998. What is now emerging is a Company that is more viable and infinitely better prepared to take advantage of the opportunities that lie ahead.

Perhaps, the most significant outcome from this period of intensive introspection was a profound commitment on the part of management to focus the Company's full attention and resources on its core businesses.

The Quick Consulting and Research Service accounted for 64 percent of our revenues last year. With more than 2,200 retainer clients representing an impressive cross section of American business, and a recurring revenue base which has increased each year since 1969, we have a solid foundation from which to significantly grow this operation.

The Strategic Consulting and Research Group is a showcase operation which accounted for about 17 percent of 1997 revenues. It is designed to handle more extensive, in-depth custom market research and competitive intelligence requests as well as customer satisfaction and loyalty programs.

The proper coordination of funds and management expertise in these two operations should allow us to grow profitably in the future.

Clearly, our priorities have changed. Building a bigger and bigger business while delaying the profit is no longer as important. Rather, our goal right now is building a company that is more profitable. We are committed to taking a good business and making it better... for our customers, our employees who have given their all, especially during the trying times, as well as our shareholders.

Given the technological explosion over the last few years and the resulting geometric expansion of "the need to know," FIND/SVP had many growth opportunities from which to choose. Faced with what we felt was unprecedented demand, we tried to take on more than our resources could handle.

As a result, during the third quarter of 1997, we began a process of downsizing operations that were not generating income. This included selling the assets of the Emerging Technologies Research Group, ceasing the operation of Findout, and announcing our intent to sell our Published Research Division.

Each of the product lines that we decided to exit from was conceptually good for the business. However, due to limited human and financial resources, we recognized, painfully, that we didn't have the staying power to see them through to maturity. Additionally, it became clear that our shareholders would be best served by focusing our efforts on our core competencies.

Everyday we are asked: With seemingly infinite resources on the Internet, why would a Company come to FIND/SVP with its problems or questions? The fact is that the growth of the Internet, rather than being a deterrent, actually encourages customers to rely more heavily on us.

For one, executives who use our Quick Consulting and Research Service not only pay for the service with the time they save, but with the benefits from the quality of service they receive. The expert consultants and researchers that staff our six major practice groups are not selling information. They are offering advice, consultation and guidance based on their specialization, experience and wealth of resources available to them.

Second, with the rate of change in technology and resources figuratively measured in nanoseconds, keeping up with what is available is a full-time job which few executives are willing to undertake. That is why we are a critical resource to our more than 2,200 corporate clients and 16,000 cardholders. Additionally, the combined expertise of our Quick Consulting and Research Service and our Strategic Consulting and Research Group create a "one-stop resource" for research.

While the Company's primary focus during the current year is to achieve profits and expand its services through internal development, we have not shut the door to acquisitions that make sense and bring with them talented management.

As if the challenges faced last year from just trying to grow the business profitably were not enough, management's attention and energies were diverted by several other problems. The strains of our expansion taxed our financial resources and relations with our commercial and investment bankers.

Further, the Company was engaged in a lawsuit with Asset Value Fund Limited Partnership which owned approximately 900,000 shares of the Company's stock. While the suit was finally settled without any direct cost to the Company, there was an indirect cost in terms of the diversion of management's time.

At a time when the clouds hung heavy over the Company, SVP S.A., our partner and licensor in France, saw our potential. Recognizing the importance of the American market and its highly attractive growth potential, SVP provided to FIND/SVP a new $1 million equity investment and with the purchase of shares from Asset Value, SVP increased its ownership to 37.3 percent from 18.7 percent. Not only was SVP willing to provide additional financial capital, but our business ties have grown even closer with greater executive interaction.

As a result of SVP's actions, we were also able to renegotiate our banking arrangement with State Street Bank & Trust Co.

Without question, the events of 1997 have left their mark on our Company. Yet, we are determined and confident in our ability to foster the growth of our core businesses. We will provide the managerial and financial nourishment that they need to achieve a level of business profitability and growth that will allow us to move into the next millennium as a key resource for corporate America.


Sincerely,


/s/ Andrew P. Garvin


Andrew P. Garvin
Chairman and President

SELECTED FINANCIAL DATA

The following financial data set forth below is derived from the consolidated financial statements of the Company.

                                                               Years Ended December 31,
                                                --------------------------------------------------------
(Amounts in thousands, except per share data)       1997        1996        1995       1994         1993
--------------------------------------------------------------------------------------------------------
Statements of Operations
Revenues                                        $ 32,027    $ 30,525    $ 28,606   $ 24,357   $   20,257
Operating (Loss) Income                           (3,136)       (824)      1,050      1,144          726
Cumulative Effect of Change in Accounting
  for Income Taxes                                    --          --          --         --          157
Net (Loss) Income                                 (2,852)       (719)        476        673          726
(Loss) Earnings Per Common and
  Common Stock Equivalent Share
  (Loss) Income Before Cumulative Effect of
    Change in Accounting
      Basic                                         (.43)       (.11)        .08        .11          .09
      Diluted                                       (.43)       (.11)        .07        .10          .09
Cumulative Effect of Change in
  Accounting for Income Taxes
      Basic                                           --          --          --         --          .03
      Diluted                                         --          --          --         --          .02
Net (Loss) Income Per Common and
  Common Stock Equivalent Share
      Basic                                         (.43)       (.11)        .08        .11          .12
      Diluted                                       (.43)       (.11)        .07        .10          .11
Weighted Average Number of Common and
  Common Stock Equivalent Shares Outstanding
      Basic                                        6,593       6,434       6,217      6,198        6,175
      Diluted                                      6,593       6,434       6,672      6,660        6,537
Cash Dividends Declared Per Common Share              --          --          --         --           --
========================================================================================================
                                                               Years Ended December 31,
                                                --------------------------------------------------------
(Amounts in thousands)                              1997        1996        1995       1994         1993
--------------------------------------------------------------------------------------------------------
Balance Sheet Data
Working Capital                                 $  1,016    $  3,930    $  3,854   $  2,796   $    2,713
Total Assets                                      12,481      12,946      11,445      9,705        7,050
Long-Term Indebtedness, excluding amounts
  currently payable                                3,801       3,826       2,896      1,191          207
Shareholders' Equity                               1,218       4,059       4,659      4,160        3,495
========================================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

GENERAL

      The growth strategy implemented by the Company during the fourth quarter of 1996 when the Company closed a $2.5 million financing arrangement (12% subordinated notes, and warrants to purchase common stock, of the Company) has resulted in a significant increase in operating expenses during 1997. However, revenues, which grew by 4.9% to $32,027,000 for 1997, were significantly below expectation for the year. The Company reported in its Quarterly Report on Form 10-Q for the three months ended September 30, 1997, that it began slowing the growth of operating expenses, and reported a decline in its direct costs as a percentage of revenues to 56.7% for the third quarter of 1997 compared to 58.2% for the first six months of 1997. The trend remained steady during the fourth quarter of 1997 as direct costs were 56.7% of fourth quarter 1997 revenues. Additionally, during the fourth quarter of 1997, selling, general and administrative expenses were reduced to 44.9% of revenues, compared to 47.7% of revenues for the first nine months of 1997.

      During the fourth quarter of 1997, the Company decided to abandon the growth strategy implemented during the fourth quarter of 1996 and to re-focus its efforts on its core competencies. The Company's remaining services will come from the Quick Consulting and Research Service ("QCS") and the Strategic Consulting and Research Division ("SRD"), its research-for-hire businesses. As such, during the fourth quarter of 1997 the Company sold virtually all the assets of its Emerging Technologies Research Group ("ETRG"), and retained an investment banking firm to effectuate the sale of virtually all the remaining assets of its Published Research Division. During the fourth quarter of 1997, the Company recognized a loss on the sale of the ETRG assets of $28,000 and recorded an impairment loss of $1,047,000 on the remaining assets of the Published Research Division held for sale. The Company anticipates the sale to occur during the second quarter of 1998, but there can be no assurances in this regard. The revenues from Published Research accounted 19%, 20% and 21% of the Company's total revenues during 1997, 1996 and 1995, respectively. As such, overall revenues for 1998 are expected to decline versus 1997.

      Additionally, the Company ceased operation of its FIND/SVP Internet Services, Inc. subsidiary as of December 31, 1997. The original intention of this subsidiary was to provide services to the consumer oriented market via the Internet. The Company decided not to make any additional investments in this service. Accordingly, the Company has written down the assets in this subsidiary by $408,000, to zero. Additionally, the Company has accrued $35,000 of severance cost, all of which will be paid by March 31, 1998, $16,000 of shut-down costs to be paid in the first quarter of 1998 and rent expense of $41,000 to cover rents payable in the first quarter of 1998 while the Company negotiates the release of its obligations with the landlord. If any additional rents are incurred, they will be expensed in 1998.

      On January 15, 1998, the Company entered into an agreement with SVP, S.A. ("SVP") pursuant to which SVP purchased $1,000,000 of the common stock, par value $.0001 per share, of the Company ("common stock") at $1.25 per share. The transaction was completed in two parts. The Company issued 600,000 shares to SVP and issued a $250,000 Convertible Note on January 15, 1998. The Note converted into 200,000 shares on February 20, 1998 when those shares became available to issue in connection with the Company's litigation settlement.

      With this transaction, coupled with additional shares purchased by SVP in conjunction with the settlement of a lawsuit, SVP and its affiliates currently own approximately 37% of the then outstanding shares in the Company, excluding outstanding warrants. This ownership percentage has triggered clauses in the employment contract of the President of the Company and in the severance agreements for two executive officers which would allow them to resign due to a defined change in control and receive severance in accordance with their respective agreements. In consideration of SVP providing two $1,000,000 letters of credit, in March 1998, to secure the Company's debt agreements with a commercial bank, on March 29, 1998, the President waived his rights related to the change of control provision in his contract, only as it relates to the holdings of SVP, S.A. and its affiliates, in the Company. To date the two executive officers have not expressed intent on exercising such clause in their respective agreements. If the two executive officers were to tender their resignation based on this event, the liability would be approximately $340,000, payable over a one year period, plus the vesting of 77,000 currently non-exercisable options.

      During 1997, the Company had net borrowings of $1,249,000 under its Commercial Revolving Promissory Notes (the "Note") with State Street Bank and Trust Company (the "Bank"). The original note with the Bank was scheduled to expire in April 1997, but was extended in April and October 1997. The Company signed an additional $1,000,000 line of credit with the Bank in October 1997 secured by SVP, S.A. The second extension of the Note included terms which expired on December 31, 1997, but which would be automatically renewed through March 26, 1998, if the Company received a capital contribution of no less than $1,000,000. The Company had a letter of intent as of December 31, 1997 for the required capital contribution. The capital was received during the first quarter of 1998 and the extension was granted through March 26, 1998.

      On March 30, 1998, the Company signed a term sheet with the Bank to extend the terms of the Note until March 25, 1999. The amount available under the Note will be reduced to $1,000,000, less outstanding letters of credit, which were $148,000 as of March 30, 1998. On March 27, 1998, SVP provided credit support for the Note in the form of a $1,000,000 letter of credit. Additionally, SVP provided a second letter of credit to secure the two five-year term notes. The dollar amount of the second letter of credit will at all times equal the lesser of (a) the aggregate principal amount of the term loans or (b) $1,000,000. The interest rate on the Note will be the Bank's prime rate plus one-quarter of one percent (currently 8.75%).

      Based on the financial circumstances of the Company, and the decision to sell or shut down various product lines and services,

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

as of December 31, 1997 the Company reduced its general and administrative staffing. Accordingly, a restructuring charge of $155,000 was recorded at December 31, 1997.

      On March 27, 1998, the Company implemented a cost cutting plan which includes the reduction of approximately 20 full-time positions in its core businesses. As such, the Company expects to record a charge for severance and related costs of approximately $325,000 during the quarter ended March 31, 1998. The Company believes this action, coupled with the reduction in general and administrative staff at the end of 1997 and significant cost reductions in non full-time labor during the second half of 1997, will significantly improve its ability to return to profitability in 1998, but there can be no assurances in this regard.

REVENUES

      The Company's revenues increased by $1,502,000 or 4.9% to $32,027,000 in 1997 and by $1,919,000 or 6.7% to $30,525,000 in 1996 from $28,606,000 in 1995.
The increase in 1997 was due to revenue increases in the Company's Quick Consulting and Research Service area and the Strategic Consulting and Research area, partially offset by a decline in Published Research revenues. The increase in 1996 was due to revenue increases in all facets of the Company.

      The Company's Quick Consulting and Research Service revenues grew by $798,000 or 4.1% to $20,516,000 in 1997 and by $1,086,000 or 5.8% to $19,718,000
in 1996. The increases in 1997 and 1996 were due to an increase in the average retainer fee paid per client, due primarily to an increase in fees.

      Revenues in the Strategic Consulting and Research area of the Company increased $993,000 or 22.3% to $5,443,000 in 1997 and $496,000 or 12.5% to
$4,450,000 in 1996. The increases were due primarily to an increase in the number of assignments and their average size, resulting from improved marketing. The increase in 1997 versus 1996 as a percentage of revenue was stronger than that of 1996 versus 1995 as this unit experienced weakness during the third quarter of 1996 which reduced the overall increase compared to 1995. The Customer Satisfaction and Loyalty Division accounted for 15.7%, 17.8% and 18.5% of the Strategic Consulting and Research area's revenue for 1997, 1996 and 1995, respectively.

      Revenues of Published Research decreased $210,000 or 3.5% to $5,839,000 in 1997 and increased $872,000 or 16.8% to $6,049,000 in 1996. The decrease in 1997 was primarily due to lower revenues from the Emerging Technologies Research Group which was sold during the fourth quarter of 1997, coupled with reduced print sales of published studies, partially offset by increased revenues from third-party on-line vendors. The increase in 1996 was due primarily to increased sales of published studies both in print and electronic format and the sales of the Emerging Technologies Research Group's multi-client studies and the Continuous Advisory Service (which began in June 1996).

      The Company operates a small newsletter publishing operation. However the newsletters that are produced generated less than 1% of the Company's revenues in 1997, 1996 and 1995.

DIRECT COSTS

      Direct costs increased by $1,053,000 or 6.1% to $18,402,000 in 1997 and by $1,684,000 or 10.8% to $17,349,000 in 1996 from $15,665,000 in 1995. Direct costs represented 57.5%, 56.8% and 54.8% of revenues, respectively, in those years. The increase in total direct costs is due to new service offerings, such as the Continuous Advisory Service in the Emerging Technologies Research Group, a part of Published Research division, which began in June 1996, and the planned expansion of current services. The changes in the percentage of revenue is due mainly to the timing of costs related to the expansion of services versus the timing of the incremental revenue. Virtually all of the assets of the Emerging Technologies Research Group were sold during the fourth quarter of 1997. During the fourth quarter of 1997, direct costs were $4,592,000 or 56.7% of the fourth quarter 1997 revenues. This compares to 1996 fourth quarter direct costs of $4,661,000 or 62.6% of fourth quarter 1996 revenues.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

      Selling, general and administrative expenses increased by $1,861,000 or 14.1% to $15,059,000 or 47.0% of revenues in 1997 and by $1,307,000 or 11.0% to
$13,198,000 or 43.2% of revenues in 1996 from $11,891,000 or 41.6% of revenues in 1995. The increase in expenses in the selling, general and administrative areas is due to the investment in sales and promotional efforts to generate incremental revenues in accordance with the Company's growth plans and to support the planned growth of the operating units. During the fourth quarter of 1997, the Company began slowing down the rate of growth in these areas. As such, as a percentage of revenues in the fourth quarter of 1997, selling, general and administrative expenses were 44.9% of fourth quarter revenues versus 47.7% through the first nine months of 1997.

      Additionally, on December 31, 1997, the Company reduced its general and administrative staff, and accordingly, the Company recorded a severance charge of $155,000 in the fourth quarter of 1997.

      The Company's lease for its main premises includes scheduled rent increases over the 15-year lease term. Financial Accounting Standards Board Statement No. 13 ("FASB No. 13") requires that rent expense under these circumstances be recognized on a straight-line basis. Accordingly, rent expense will exceed the amount actually paid in the first third of the lease, will be approximately equal to the amount actually paid in the middle third of the lease and will be less than the amount actually paid in the final third of the lease. Partly as the result of the lease renegotiations in 1992 which extended the lease term for three additional years with a reduced base rent for those years, rent payable exceeded rent expense by $170,000 in 1997 for the main premises. The Company's lease for additional premises includes scheduled rent increases over the 10-year lease term. FASB No. 13 requires that rent expense be recognized on a straight-line basis. As a result, rent expense exceeded rent payable by $85,000 in 1997 for the additional premises. In 1997, 1996 and 1995, total accrued rent payable decreased by $85,000, $71,000 and $182,000, respectively. See Note 3 of Notes to Consolidated Financial Statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

IMPAIRMENT LOSS

      Due to continued weakness in the Published Research Division, and a plan to re-focus the Company's attention on its core competencies, during the fourth quarter of 1997, the Company decided to sell the majority of assets held in this Division, and, accordingly has retained the services of an investment banking firm to effectuate the sale. As a result, the Company has reported the carrying value of the assets held for sale at the lower of cost or their estimated net realizable values. As a result of the Company's decision, an impairment loss of $1,047,000 was recorded in December 1997. The Company has presented the assets held for sale as a separate line item in its December 31, 1997 consolidated balance sheet. Discussions with potential buyers are in the early stages, and, accordingly, the Company will review its estimated net realizable values as additional information becomes available.

      The aforementioned charge included write-downs of inventory of $517,000, fixed assets of $405,000, goodwill of $102,000 and deferred charges of $23,000. There are no cash implications relating to this charge.

SALE OF ETRG ASSETS AND ASSET DISPOSAL

      During the fourth quarter of 1997, the Company sold certain assets held in its Emerging Technologies Research Group ("ETRG"). The Company recorded a $28,000 loss related to this sale. In accordance with the terms of the Agreement, the Company received a two-year $125,000 Note bearing interest at an annual rate of 10% and has retained a security interest in the ETRG database. A principal payment of $31,250 plus accrued interest is due on May 4, 1998. Commencing on August 4, 1998, and on the fourth day of each November, February, May and August thereafter, quarterly principal payments of $15,625 plus accrued interest is due. The final payment is due November 4, 1999. As a result of this transaction, the Company will no longer operate its multi-client study business, its Continuous Advisory Service and its Interactive Consumer Newsletter. The Company has retained the rights to its currently published off-the-shelf studies and will receive a 5% royalty on sales of the above services for a two-year period.

      During the fourth quarter of 1997, the Company ceased operations of its FIND/SVP Internet Services, Inc. subsidiary. Accordingly, the Company has written down the assets in this subsidiary by $408,000, to zero. Additionally, the Company has accrued $35,000 of severance cost, all of which will be paid by March 31, 1998; $16,000 of shut-down costs to be paid in the first quarter of 1998; and, rent expense of $41,000 to cover rents payable in the first quarter of 1998 while the Company negotiates the release of its obligations with the landlord. If any additional rents are incurred, they will be expensed in 1998.

RESTRUCTURING CHARGE

      In conjunction with the Company's decision to re-focus its efforts on its core competencies, the Company reduced its general and administrative staff on December 31, 1997. Accordingly, the Company recorded a $155,000 restructuring charge during the fourth quarter of 1997, all of which will be paid in 1998.

      Due to lower than expected revenues and profits in the Published Research Division during the third quarter of 1996, and due to the anticipation of a more aggressive growth strategy which integrated the products and services of the Company, the Company announced and immediately began implementing a plan to restructure and consolidate operations, which included the re-organization of its operating units and a change in the method of marketing and cross-selling its various products. This plan resulted in a pre-tax charge of $802,000 during the third quarter of 1996.

      The charge included a writedown of certain Published Research products and deferred charges of $490,000, severance and retirement charges of $167,000, charges relating to marketing and planning materials which will not be used after the restructuring of $117,000 and charges for the consolidation and reduction of several small, unprofitable product groups of $28,000, of which $47,000 and $122,000 in severance and retirement payments has been included in accrued expenses as of December 31, 1997 and 1996.

OPERATING (LOSS) INCOME

      The Company's operating losses were $3,136,000 in 1997 and $824,000 in 1996 as compared to operating income of $1,050,000 in 1995. The operating loss in 1997 was primarily due to increased operating expenses during 1997 without the commensurate level of increased revenues resulting in a loss from operations of $1,434,000, coupled with the recording of an impairment loss on assets held for sale of $1,047,000, a charge of $500,000 for an asset disposal and restructuring charges of $155,000. The operating loss in 1996 was due primarily to an $802,000 restructuring charge in the third quarter of 1996, coupled with an increase in direct costs and selling, general and administrative expenses as a percentage of revenues.

INTEREST INCOME AND EXPENSE; OTHER ITEMS

      In 1997, the Company earned $13,000 in interest income, which decreased from $19,000 in 1996 and $49,000 in 1995. The decrease was a result of a lower level of cash invested.

      Interest expense in 1997 was $597,000, which was an increase from $320,000 in 1996 and $255,000 in 1995. The increase in interest expense for 1997 was primarily due to the issuance of subordinated notes in the fourth quarter of 1996 and the third quarter of 1997, slightly offset by a reduction in interest on term notes. The increase in interest expense in 1996 was primarily due to additional bank borrowings during the second quarter of 1996 for equipment, additional borrowings under the Company's revolving credit line during the first ten months of 1996 and the issuance of subordinated notes during the fourth quarter of 1996.

      In 1996, the Company recorded a loss on sale of marketable investment securities of $8,000, resulting from the sale of certain securities classified as available for sale for $168,000. The Company also recorded a loss on sale of assets of $73,000 resulting from the sale of certain assets.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      In 1995, the Company recorded a gain on sale of marketable investment securities of $10,000, resulting from the sale of certain securities classified as available for sale for $209,000.

INCOME TAXES

      The provision for income taxes consists of federal, state and local income taxes. The $896,000 tax benefit recognized for 1997 represents 24% of the 1997 loss before benefit for income taxes. The 1997 benefit includes a net operating loss carryback for federal purposes, a deferred tax benefit from a net operating loss carryforward for federal, state and local taxes, a net deferred tax benefit for temporary items, partially offset by a valuation allowance and expired tax credits. Based on the Company's history of prior operating earnings relating to its research-for-hire businesses, management has determined that a valuation allowance of $519,000 is necessary due to the uncertainty of future earnings to realize the entire net deferred tax asset.

      The $487,000 tax benefit recognized for 1996 represents 40% of the 1996 loss before benefit for income taxes. The 1996 benefit represents a net operating loss carryback for federal purposes, a deferred tax benefit from a net operating loss carryforward for state and local taxes, and a net deferred tax benefit for temporary items, partially offset by a prior period under accrual. The effective tax rate was 44% in 1995.

LIQUIDITY AND CAPITAL RESOURCES

      The Company finances its business primarily from operating revenues, working capital provided by deferred revenues in the form of prepaid retainer fees, bank debt and subordinated notes.

      In 1997, there was a positive cash flow from operating activities of $236,000. This resulted from a net loss of $2,852,000, a decrease in accrued rent payable of $85,000, an increase in cash surrender value of life insurance of $55,000, an increase in deferred income taxes of $668,000 and an increase in accounts receivable of $799,000. These items were more than offset by depreciation and amortization of $1,147,000, the non-cash portion of impairment loss of $1,047,000, the non-cash portion of asset disposal of $408,000, a loss on sale of net assets of $28,000, amortization of discount on notes payable of $5,000, amortization of deferred financing fees of $39,000, a $254,000 provision for losses on accounts receivable, an increase in deferred compensation of $21,000, an increase in accounts payable and accrued expenses of $305,000, a decrease in prepaid and refundable income taxes of $250,000, a decrease in inventory of $413,000, a decrease in prepaid expenses, deferred charges and goodwill of $75,000, an increase in accrued interest of $170,000 and an increase in unearned retainer income of $533,000.

      In 1996, there was a positive cash flow from operating activities of $458,000. This resulted from a net loss of $719,000, a decrease in accrued rent payable of $71,000, an increase in cash surrender value of life insurance of $110,000, an increase in deferred income taxes of $107,000, an increase in accounts receivable of $180,000, an increase in inventory of $585,000, an increase in prepaid expenses, deferred charges and goodwill of $430,000, an increase in security deposits of $7,000, and an increase in prepaid and refundable income taxes of $543,000. These items were more than offset by depreciation and amortization of $974,000, amortization of discount on notes payable of $1,000, the non-cash portion of restructuring charge of $610,000, a $287,000 provision for losses on accounts receivable, a loss on sale of marketable investment securities of $8,000, a loss on sale of assets of $73,000, common stock issued for services of $40,000, an increase in deferred compensation of $25,000, an increase in accounts payable and accrued expenses of $590,000, amortization of deferred financing fees of $15,000, and increase in accrued interest of $34,000 and an increase in unearned retainer income of $553,000.

      In 1995, there was a negative cash flow from operating activities of $504,000. Positive cash flow resulted from net income of $476,000 adjusted for depreciation and amortization of $865,000, a $179,000 provision for losses on accounts receivable, an increase in accounts payable and accrued expenses of $71,000, an increase in unearned income of $35,000, an increase in deferred compensation of $21,000, a decrease in security deposits of $1,000, amortization of deferred financing fees of $7,000, an increase in accrued interest of $24,000 and a write-down of investment in joint venture of $1,000. These items were more than offset by a $479,000 increase in accounts receivable, a $488,000 increase in prepaid expenses, deferred charges and goodwill, a $716,000 increase in inventory, a $216,000 decrease in taxes payable, a $182,000 decrease in accrued rent, a $10,000 gain on the sale of marketable investment securities, a $54,000 increase in cash surrender value of life insurance, a $33,000 increase in deferred income taxes and a $6,000 increase in prepaid and refundable income taxes.

      Capital expenditures were $1,939,000, $1,509,000, and $1,246,000 in 1997,
1996 and 1995, respectively, and consisted principally of migration of the Company's 10 year old management information systems from a Wang VS 65 to a Windows NT based system, computer equipment to improve the consultant's ability to communicate with clients, access the Internet and integrate the Company's products, as well as to expand the Company's enterprise network.

      In 1997 the Company received $50,000 for the repayment of a note receivable.

      On March 30, 1998 the Company signed a term sheet with State Street Bank and Trust (the "Bank") to extend, until March 25, 1999, the terms of the existing Commercial Revolving Promissory Note (the "Note") dated April 27, 1995. The amount available under the Note will be reduced to $1,000,000, less outstanding letters of credit, which were $148,000 as of March 30, 1998. On March 27, 1998, SVP provided credit support for the Note in the form of a $1,000,000 letter of credit. Additionally, SVP provided a second letter of credit to secure the two five-year term notes. The dollar amount of the second letter of credit will at all times equal the lesser of (a) the aggregate principal amount of the term loans or (b) $1,000,000. The interest rate on the Note will be the Bank's prime rate plus one-quarter of one percent (currently

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

8.75%). The Company must continue to retain the services of an outside management consultant, originally retained in October 1997, through September 30, 1998.

      On January 15, 1998, the Company signed an amendment to the Note with the Bank. This amendment was in accordance with terms agreed to in an October, 1997 amendment which modified the terms of the existing Note. The Bank had extended the terms of the Note from September 30, 1997 to December 31, 1997 and amended the financial covenants and certain terms of the Note. The interest rate, as amended, is one and one-half percent above the Bank's prime rate. The agreement included an automatic extension of the term of the Note to March 26, 1998 provided the Company is in compliance with the terms and conditions of the agreement and either the Company has entered into an agreement with a third party to sell assets in an amount sufficient to pay off the outstanding term loans or the Company has received a capital contribution of no less than $1,000,000. The Company received a $1,000,000 capital contribution from SVP during the first quarter of 1998. The Bank required the Company to hire an outside management consulting firm during October 1997 to assist the Company in formulating its 1998 management plan. The plan was approved by the Board of Directors on December 9, 1997, and the Board required the Company to retain the services of this firm to assist the management of the Company with the implementation of the 1998 plan.

      Additionally, in October 1997 the Company signed a Commercial Revolving Promissory Note for up to an additional $1,000,000 with the Bank. The terms are similar to those of the amended $2,500,000 Note dated July 24, 1997 (see below). The $1,000,000 facility is secured by a standby letter of credit provided by SVP. This facility was renewed on January 15, 1998. The $1,000,000 standby letter of credit remained in place.

      On July 24, 1997, the Company signed an amendment to the Note with the Bank increasing the available credit to $2,500,000 from $2,000,000. The $500,000 additional credit was secured by the anticipated tax refund related to the Company's 1996 loss. During the fourth quarter of 1997, the Company received the refund and the available credit was reduced accordingly.

      The Company's Revolving and Term Promissory Notes with the Bank are secured by all of the assets of the Company. As of December 31, 1997, there was $1,350,000 outstanding on the term loans and $1,249,000 outstanding under the revolving credit agreements. The revolving credit agreement is used to secure certain long-term letters of credit in the amount of $148,000. As such, as of December 31, 1997, the availability under the revolving credit agreements was $1,603,000.

      On October 31, 1996, the Company and its subsidiaries entered into a Note and Warrant Purchase Agreement (the "Agreement") with Furman Selz SBIC, L.P. ("Furman Selz"). Pursuant to the Agreement, Furman Selz purchased from the Company and its subsidiaries, for an aggregate consideration of $2,025,000, five-year promissory notes ("Notes") in the principal amount of $2,025,000, and ten-year warrants ("Warrants") to purchase 900,000 shares of the Company's common stock, at $2.25 per share.

      The Agreement also provided that the Company and its subsidiaries may enter into an agreement on similar terms with SVP, S.A. or affiliates thereof ("SVP"), pursuant to which SVP may purchase Notes from the Company and its subsidiaries up to the principal amount of $475,000, and Warrants to purchase up to 211,111 shares of Common Stock at $2.25 per share. On November 30, 1996, the Company and SVP entered into such a Note and Warrant Agreement as described above, for an aggregate consideration of $475,000.

      The Notes accrue interest at an annual rate of 12% on the unpaid principal balance. Accrued but unpaid interest is due and payable on November 30, 1997, November 30, 1998 and on May 30 and November 30 of each year thereafter, commencing on May 30, 1999, except that final payment of interest shall be due and payable on October 31, 2001, and one-half of the interest due and payable on November 30, 1997 shall be deferred and payable on November 30, 2000 and one-half of the interest due and payable on November 30, 1998, May 30, 1999 and November 30, 1999, shall be deferred and payable on October 31, 2001. Any interest deferred shall compound and accrue interest at the rate of the Notes until paid.

      The Agreement further provided that Furman Selz and SVP, at their option, can purchase up to the amount of their respective initial investments, up to an additional $2,500,000 in Notes and Warrants on the same terms and conditions as the first $2,500,000, at any time before December 31, 1997. On August 25, 1997, SVP purchased 475,000 units, consisting of $475,000 principal amount of Option Notes and Option Warrants to purchase 211,111 shares of Common Stock at $2.25 per share. SVP, at December 31, 1997, were beneficial owners of 1,649,485 shares of Common Stock, including shares issuable under outstanding Warrants, or approximately 23.6% of the outstanding shares if the Warrants are exercised. During the first quarter of 1998, SVP increased its ownership in the Company to approximately 37% of the then outstanding shares, excluding outstanding warrants.

      On September 19, 1996, the Company signed a thirty-day Commercial Revolving Promissory Note with the Bank for $500,000 at .25 percentage points above the prime rate. The Note expired on October 18, 1996 and was accordingly paid in full and cancelled on that date. The Note was in addition to the $2,000,000 Commercial Revolving Promissory Note with State Street Bank signed on April 27, 1995.

      On May 31, 1996, the Company signed a Commercial Term Loan and Security Agreement with the Bank for $500,000. The Term Loan is for a period of five years at .75 percentage points above the prime rate and requires quarterly principal payments of $25,000. As of December 31, 1997, the balance outstanding was $350,000.

      On April 27, 1995, in conjunction with a refinancing of the Company's prior banking arrangements, the Company signed a Commercial Revolving Loan, Term Loan and Security Agreement with State Street Bank and Trust Company for a $2,000,000 Commercial Revolving Promissory Note and a $2,000,000 Commercial Term Promissory Note. The Commercial Revolving Promissory Note is for a period of two years at .25 percentage

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

points above the prime rate, and the Commercial Term Note is for a period of five years at an interest rate of 8.86% per annum. The Revolving and Term Promissory Notes are secured by all of the assets of the Company. The principal payment schedule for the Term Promissory Note is $100,000 per quarter. As of December 31, 1997, the balance outstanding was $1,000,000. Additionally, there was $1,249,000 outstanding under the $2,000,000 revolving credit agreement with State Street Bank at December 31, 1997.

      During the fourth quarter of 1997, the Company recorded an impairment loss on assets held for sale of $1,047,000. None of this charge required a cash outlay.

      During the fourth quarter of 1997, the Company ceased operations of its FIND/SVP Internet Services, Inc. subsidiary and recorded a charge for the asset disposal of $500,000, which will include $92,000 of cash expenditures in 1998.

      The Company recorded a restructuring charge of $155,000 in the fourth quarter of 1997, requiring cash expenditures of $155,000 in 1998.

      During 1997, the Company issued 25,000 shares of common stock with a value of $37,000 to a third party for services rendered.

      In connection with the Company's sale of ETRG's assets during 1997, the Company received a $125,000 two-year note.

      The Company recorded an $802,000 restructuring charge to operations in the third quarter of 1996, which included $70,000 of cash expenditures in 1996 and future cash expenditures of $122,000.

      During 1996, the Company issued 21,940 shares of common stock with a value of $40,000 to a third party for services rendered.

      The Company's working capital was $1,016,000 at December 31, 1997, as compared to $3,930,000 at December 31, 1996. Cash balances were $139,000 and $634,000 on December 31, 1997 and 1996, respectively.

      The Company expects to spend approximately $750,000 for capital items in 1998, the major portion of which will be to complete the migration of the Company's proprietary management information system to its new platform.

      The Company believes that cash flow from operations and borrowings under the line of credit, along with the potential proceeds from the sale of assets held for sale at December 31, 1997, will be sufficient to cover its operations and expected capital expenditures for the next 12 months and that it has sufficient liquidity for the next 12 months.

      The Company had non-cash financing activities relating to the cashless exercise of stock options. In the 12-month period ended December 31, 1997, 8,000 options were exercised at $0.63, in exchange for 2,000 shares of common stock of the Company at prices ranging from $1.125 to $1.25. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $2,000.

      In the 12-month period ended December 31, 1996, 275,686 options were exercised at prices ranging from $0.275 to $2.1875, in exchange for 51,041 shares of common stock of the Company at prices ranging from $2.125 to $3.00. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $119,000.

INFLATION

      The Company has in the past been able to increase the price of its products and services sufficiently to offset the effects of inflation on wages and other expenses, and anticipates that it will be able to do so in the future.

YEAR 2000

      The Company has initiated a comprehensive review of all computer systems to determine any Year 2000 ("Y2K") issues. Included in the review are all operating systems, application systems and computer BIOS. All application programs in place are packages from software vendors. The Company is utilizing in house staff familiar with the operating systems and application systems to complete the review. Application vendors have been contacted to determine the readiness of their packages for Y2K. The Company presently believes that, with modifications to existing software and converting to new software, the Y2K problem should not pose significant operational problems for the Company's computer systems as so modified and converted.

FORWARD LOOKING INFORMATION: CERTAIN CAUTIONARY STATEMENTS

      Certain statements contained in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this Annual Report that are not related to historical results, are forward looking statements. Actual results may differ materially from those projected or implied in the forward looking statements. Further, certain forward looking statements are based upon assumptions of future events, which may not prove to be accurate. These forward looking statements involve risks and uncertainties, including but not limited to the Company's dependence on regulatory approvals, its future cash flows, sales, gross margins and operating costs, the effect of conditions in the industry and the economy in general, and legal proceedings. Subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere in this Annual Report, and in other reports filed by the Company with the Securities and Exchange Commission.

CONSOLIDATED BALANCE SHEETS
FIND/SVP, Inc. and Subsidiaries
December 31, 1997 and 1996


ASSETS                                                               1997         1996
--------------------------------------------------------------------------------------------
Current assets:
  Cash                                                               $  139,000      634,000
  Accounts receivable, less allowance for doubtful accounts of
    $118,000 in 1997 and $103,000 in 1996                             3,394,000    2,837,000
  Note receivable (note 13)                                              62,000       50,000
  Inventories                                                                --    2,281,000
  Prepaid and refundable income taxes (note 7)                          299,000      549,000
  Deferred tax assets (note 7)                                          286,000       99,000
  Prepaid expenses and other current assets                             328,000      495,000
  Assets held for sale (note 12)                                      1,558,000           --
--------------------------------------------------------------------------------------------
            Total current assets                                      6,066,000    6,945,000
--------------------------------------------------------------------------------------------
Equipment and leasehold improvements, at cost, less
  accumulated depreciation and amortization (note 2)                   4,546,00    3,935,000
Other assets:
  Deferred charges                                                      245,000      900,000
  Goodwill, net                                                         117,000      276,000
  Note receivable (note 13)                                              63,000           --
  Cash surrender value of life insurance                                479,000      424,000
  Deferred tax assets (note 7)                                          681,000      200,000
  Deferred financing fees, net                                          141,000      123,000
  Security deposits                                                     143,000      143,000
--------------------------------------------------------------------------------------------
                                                                     $12,481,000  12,946,000
============================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Notes payable, current installments (note 4)                        1,749,000      516,000
  Trade accounts payable                                              1,305,000    1,082,000
  Accrued expenses (notes 10, 13 and 14)                              1,872,000    1,381,000
  Accrued interest, current installments (note 4)                       124,000       36,000
--------------------------------------------------------------------------------------------
            Total current liabilities                                 5,050,000    3,015,000
--------------------------------------------------------------------------------------------
Unearned retainer income                                              2,023,000    1,675,000
Notes payable, net, excluding current installments (note 4)           3,801,000    3,826,000
Accrued interest, excluding current installments (note 4)               104,000       22,000
Accrued rent payable (note 3)                                           112,000      197,000
Deferred compensation (note 8(b))                                       173,000      152,000
Shareholders' equity (note 5):
  Preferred stock, $.0001 par value. Authorized 2,000,000 shares;
    none issued and outstanding                                              --           --
  Common stock, $.0001 par value. Authorized 10,000,000 shares;
    issued and outstanding 6,575,669 shares in 1997; issued and
    outstanding 6,548,184 shares in 1996                                  1,000        1,000
  Capital in excess of par value                                      3,872,000    3,861,000
  Accumulated (deficit) earnings                                     (2,655,000)     197,000
--------------------------------------------------------------------------------------------
            Total shareholders' equity                                1,218,000    4,059,000
Commitments and contingencies (notes 3 through 8, 11, 15 and 16)
--------------------------------------------------------------------------------------------
                                                                     $12,481,000  12,946,000
============================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS
FIND/SVP, Inc. and Subsidiaries
Years ended December 31, 1997, 1996 and 1995

                                                                  1997            1996            1995
------------------------------------------------------------------------------------------------------
Revenues                                                  $ 32,027,000      30,525,000      28,606,000
------------------------------------------------------------------------------------------------------
Operating expenses:
  Direct costs                                              18,402,000      17,349,000      15,665,000
  Selling, general and administrative
    expenses (notes 3, 6 and 8)                             15,059,000      13,198,000      11,891,000
  Impairment loss (note 12)                                  1,047,000              --              --
  Asset disposal (note 13)                                     500,000              --              --
  Restructuring charge (note 14)                               155,000         802,000              --
------------------------------------------------------------------------------------------------------
      Operating (loss) income                               (3,136,000)       (824,000)      1,050,000
Interest income                                                 13,000          19,000          49,000
Loss on sale of net assets (note 13)                           (28,000)        (73,000)             --
(Loss) gain on sale of marketable investment securities             --          (8,000)         10,000
Interest expense (note 4)                                     (597,000)       (320,000)       (255,000)
------------------------------------------------------------------------------------------------------
      (Loss) income before (benefit)
        provision for income taxes                          (3,748,000)     (1,206,000)        854,000
(Benefit) provision for income taxes (note 7)                 (896,000)       (487,000)        378,000
------------------------------------------------------------------------------------------------------
      Net (loss) income                                   $ (2,852,000)       (719,000)        476,000
======================================================================================================
(Loss) earnings per common and common
  stock equivalent share:
    Basic                                                 $       (.43)           (.11)            .08
======================================================================================================
    Diluted                                                       (.43)           (.11)            .07
======================================================================================================
Weighted average number of common and common
  stock equivalent shares outstanding:
    Basic                                                    6,592,773       6,433,966       6,216,756
======================================================================================================
    Diluted                                                  6,592,773       6,433,966       6,672,480
======================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
FIND/SVP, Inc. and Subsidiaries
Years ended December 31, 1995, 1996 and 1997

                                    Preferred stock      Common stock          Capital in    Accumulated        Treasury stock
                                   ---------------  ----------------------     excess of      earnings        -------------------
                                    Shares  Amount  Shares           Amount    par value      (deficit)        Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994          --   $  --    6,204,648    $    1,000    3,748,000       440,000            --   $       --
Net income                            --      --           --            --           --       476,000            --           --
Purchase of treasury stock            --      --           --            --           --            --        15,000      (30,000)
Exercise of stock options and
  warrants                            --      --       21,200            --       24,000            --            --           --
Retirement of common stock            --      --      (15,000)           --      (30,000)           --       (15,000)      30,000
Change in market value of
  available-for-sale securities
  (net of tax effect of $14,000)      --      --           --            --           --            --            --           --
Investment in joint venture           --      --           --            --        1,000            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995          --      --    6,210,848         1,000    3,743,000       916,000            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net loss                              --      --           --            --           --      (719,000)           --           --
Exercise of stock options and
  warrants                            --      --      315,396            --       53,000            --            --           --
Common stock issued for services      --      --       21,940            --       40,000            --            --           --
Sale of warrants in connection
  with Series A Senior
  Subordinated Notes                  --      --           --            --       25,000            --            --           --
Change in market value of
  available-for-sale securities
  (net of tax effect of $0)           --      --           --            --           --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996          --      --    6,548,184         1,000    3,861,000       197,000            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net loss                              --      --           --            --           --    (2,852,000)           --           --
Purchase of treasury stock                    --           --            --           --            --        72,500      (88,000)
Exercise of stock options and
  warrants                            --      --       74,985            --       57,000            --            --           --
Retirement of treasury shares         --      --      (72,500)           --      (88,000)           --       (72,500)      88,000
Common stock issued for services      --      --       25,000            --       37,000            --            --           --
Sale of warrants in connection
  with Series A Senior
  Subordinated Notes                  --      --           --            --        5,000            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997          --   $  --    6,575,669    $    1,000    3,872,000    (2,655,000)           --   $       --
===================================================================================================================================

                                      Net unrealized
                                      gains (losses)         Total
                                      on marketable       shareholders'
                                    equity securities       equity
---------------------------------------------------------------------
Balance at December 31, 1994            (29,000)          4,160,000
Net income                                   --             476,000
Purchase of treasury stock                   --             (30,000)
Exercise of stock options and
  warrants                                   --              24,000
Retirement of common stock                   --                  --
Change in market value of
  available-for-sale securities
  (net of tax effect of $14,000)         28,000              28,000
Investment in joint venture                  --               1,000
---------------------------------------------------------------------
Balance at December 31, 1995             (1,000)          4,659,000
---------------------------------------------------------------------
Net loss                                     --            (719,000)
Exercise of stock options and
  warrants                                   --              53,000
Common stock issued for services             --              40,000
Sale of warrants in connection
  with Series A Senior
  Subordinated Notes                         --              25,000
Change in market value of
  available-for-sale securities
  (net of tax effect of $0)               1,000               1,000
---------------------------------------------------------------------
Balance at December 31, 1996                 --           4,059,000
---------------------------------------------------------------------
Net loss                                     --          (2,852,000)
Purchase of treasury stock                   --             (88,000)
Exercise of stock options and
  warrants                                   --              57,000
Retirement of treasury shares                --                  --
Common stock issued for services             --              37,000
Sale of warrants in connection
  with Series A Senior
  Subordinated Notes                         --               5,000
---------------------------------------------------------------------
Balance at December 31, 1997                 --           1,218,000
---------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
Find/SVP, Inc. and Subsidiaries
Years ended December 31, 1997, 1996 and 1995


                                                                                           1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net (loss) income                                                                 $(2,852,000)         (719,000)          476,000
-----------------------------------------------------------------------------------------------------------------------------------
  Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
    Depreciation and amortization                                                     1,147,000           974,000           865,000
    Amortization of discount on notes payable                                             5,000             1,000                --
    Amortization of deferred financing fees                                              39,000            15,000             7,000
    Non-cash portion of impairment loss                                               1,047,000                --                --
    Non-cash portion of asset disposal                                                  408,000                --                --
    Non-cash portion of restructuring charge                                                 --           610,000                --
    Provision for losses on accounts receivable                                         254,000           287,000           179,000
    Loss (gain) on sale of marketable investment securities                                  --             8,000           (10,000)
    Loss on sale of net assets                                                           28,000            73,000                --
    Common stock issued for services                                                         --            40,000                --
    Writedown of investment in joint venture                                                 --                --             1,000
    Increase in deferred compensation                                                    21,000            25,000            21,000
    Decrease in accrued rent payable                                                    (85,000)          (71,000)         (182,000)
    Increase in cash surrender value of life insurance                                  (55,000)         (110,000)          (54,000)
    Increase in deferred income taxes                                                  (668,000)         (107,000)          (33,000)
    Changes in assets and liabilities, net of non-cash effect
     of asset disposal, impairment loss and restructuring charge:
      Increase in accounts receivable                                                  (799,000)         (180,000)         (479,000)
      Decrease (increase) in prepaid and refundable income taxes                        250,000          (543,000)           (6,000)
      Decrease (increase) in inventory                                                  413,000          (585,000)         (716,000)
      Decrease (increase) in prepaid expenses, deferred charges
        and goodwill                                                                     75,000          (430,000)         (488,000)
      (Increase) decrease in security deposits                                               --            (7,000)            1,000
      Increase in accounts payable and accrued expenses                                 305,000           590,000            71,000
      Decrease in taxes payable                                                              --                --          (216,000)
      Increase in accrued interest payable                                              170,000            34,000            24,000
      Increase in unearned retainer income                                              533,000           553,000            35,000
-----------------------------------------------------------------------------------------------------------------------------------
        Total adjustments                                                             3,088,000         1,177,000          (980,000)
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by (used in) operating activities                             236,000           458,000          (504,000)
-----------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Capital expenditures                                                               (1,939,000)       (1,509,000)       (1,246,000)
  Repayment of notes receivable                                                          50,000                --                --
  Proceeds from sale of net assets                                                           --             3,000                --
  Proceeds from sale of marketable investment securities                                     --           168,000           209,000
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                                        (1,889,000)       (1,338,000)       (1,037,000)
-----------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Principal borrowings under notes payable                                            1,719,000         2,975,000         3,381,000
  Principal payments under notes payable                                               (516,000)       (1,956,000)       (1,893,000)
  Proceeds from exercise of stock options                                                57,000            53,000            24,000
  Proceeds from sale of warrants in connection with
    Series A Senior Subordinated Notes                                                    5,000            25,000                --
  Payments to acquire treasury stock                                                    (88,000)               --           (30,000)
  Increase in deferred financing fees                                                   (19,000)         (105,000)          (41,000)
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by financing activities                                     1,158,000           992,000         1,441,000
-----------------------------------------------------------------------------------------------------------------------------------
        Net (decrease) increase in cash and cash equivalents                           (495,000)          112,000          (100,000)
Cash and cash equivalents at beginning of year                                          634,000           522,000           622,000
-----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                            $   139,000           634,000           522,000
===================================================================================================================================
See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 1997, 1996 and 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Organization and Basis of Presentation - FIND/SVP, Inc. provides a broad consulting and business intelligence service to executives and other decision making employees of client companies, primarily in the United States. The Company operates in one business segment, providing information services and products including: the Quick Consulting and Research Service ("QCS") which provides retainer clients with access to the expertise of the Company's staff and information resources; the Strategic Consulting and Research Group ("SCRG") which provides more extensive, in-depth custom market research and competitive intelligence information; the Published Research Division which provides copyrighted, syndicated and off-the-shelf studies on various industries and markets; the Emerging Technologies Research Group, which includes multi-client studies and a Continuous Advisory Service, which provides information on emerging technologies; and a consumer based information resource service, FIND/SVP Internet Services, Inc. The Company considers its QCS and SCRG service businesses, which operate as "research-for-hire" businesses, to be its core competencies.

      During the fourth quarter of 1997, the Company determined it would re-focus its efforts on its core competencies. As such, the Company sold virtually all of the assets within its Emerging Technologies Research Group and ceased operations of its consumer based information resource service (see note
13). Additionally, in December 1997, the Board of Directors voted in favor of a plan to effectuate the sale of virtually all assets in its Published Research Division (see note 12). The Company's remaining services will come from its research-for-hire businesses.

(b) Principles of Consolidation - The consolidated financial statements include the accounts of FIND/SVP, Inc. and its wholly owned subsidiaries (the "Company"). All significant intercompany balances and transactions have been eliminated in consolidation.

(c) Cash Equivalents - Cash equivalents of $33,000 at December 31, 1995 consist solely of money market accounts. For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. There were no cash equivalents outstanding at December 31, 1997 and 1996.

(d) Inventories - Inventories comprise costs of studies, printing and other publication costs of research reports held for sale. They are valued at the lower of amortized cost or market. The cost of reports is amortized over periods not exceeding eighteen months using the straight-line method beginning with the date of publication. As of December 31, 1997, inventories of $1,410,000 were included in assets held for sale (see note 12).

(e) Equipment and Leasehold Improvements - Equipment and leasehold improvements are stated at cost.

      Depreciation of equipment is computed by the straight-line method over the estimated useful lives of the assets, which are five years for electronic equipment and ten years for the Company's proprietary management information system. Computer software is depreciated over five years in general. Leasehold improvements are amortized by the straight-line method over the shorter of the term of the lease or the estimated life of the asset.

(f) Deferred Charges and Goodwill - Deferred charges primarily comprise the cost of acquired library information files and electronic databases, which are amortized to expense over the estimated period of benefit of three years using the straight-line method and certain costs, offset by cash advances relating to multi-client studies. Revenues and expenses of multi-client studies are recognized when the studies are published.

      Goodwill arising from various acquisitions represents excess purchase price over fair market value and is being amortized on a straight-line basis over 15 to 40 years.

(g) Deferred Financing Fees - The deferred financing fees balances primarily relates to costs incurred with respect to the issuance of the Senior Subordinated Notes ("Senior Notes") (see note 4). Deferred financing fees are being amortized on a straight-line basis over the life of the Senior Notes which are due in 2001 and 2002. The related amortization is included in interest expense.

(h) Income Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(i) (Loss) Earnings Per Share - During March 1997, the Financial Accounting Standards Board released the Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." The Company adopted the provisions of SFAS 128 on December 31, 1997. SFAS No. 128, which supersedes Accounting Principles Board ("APB") Opinion No. 15, requires dual presentation of basic and diluted (loss) earnings per share on the face of the income statement. Basic
(loss) earnings per share excludes dilution and is computed by dividing net income or loss attributable to common stockholders by the weighted-average number of common shares outstanding for the period. During 1997, 1996 and 1995 there were 6,592,773, 6,433,966 and 6,216,756, respectively, weighted-average common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Diluted earnings per share is computed similarly to fully diluted earnings per share under APB Opinion No. 15. During 1995, there were 6,672,480 diluted weighted-average common and common equivalent shares outstanding. For 1997 and 1996, diluted earnings per share is the same as basic as all common share equivalents were antidilutive as the Company had a net loss for those periods.

      Common share equivalents that could potentially dilute basic (loss) earnings per share in the future and that were not included in the computation of diluted (loss) earnings per share because they were antidilutive were 2,723,077, 1,560,914 and 181,208 at December 31, 1997, 1996 and 1995,
respectively (see note 15).

(j) Revenue Recognition - Revenues from annual retainer fees are recognized ratably over the contractual period. Other revenues are recognized as earned. Revenues include certain out-of-pocket and other expenses billed to clients which aggregated approximately $3,191,000, $3,376,000, and $3,428,000 in 1997,
1996 and 1995, respectively.

(k) Marketable Investment Securities - The Company classifies its debt and marketable equity securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All other securities not included in trading or held-to-maturity are classified as available-for-sale. There were no marketable investment securities held as of December 31, 1997 and 1996.

      Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of shareholders' equity until realized. Realized gains and losses from the sale of available-for-sale securities are included in earnings and are derived using the specific identification method for determining the cost of securities sold. Transfers of securities between categories are recorded at fair value at the date of transfer.

      A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to earnings and results in the establishment of a new cost basis for the security. Dividend and interest income are recognized when earned.

      The net change in market value of securities available-for-sale for 1997, 1996 and 1995 resulted in a $0, $1,000 and a $28,000 unrealized gain, respectively, which was recorded as a separate component of shareholders' equity.

      During 1997, 1996 and 1995, proceeds from the sale of marketable investment securities available for sale were $0, $168,000 and $209,000, respectively, and gross realized losses included in income were $8,000 in 1996 and gross realized gains included in income were $10,000 in 1995.

(l) Fair Value of Financial Instruments - The following methods and assumptions were used in estimating the fair value of financial instruments:

      The carrying values reported in the balance sheets for cash, accounts receivable, prepaid expenses and other current assets, accounts payable and accrued expenses approximates fair values because of their short maturities.

      The fair value of notes payable, which approximates its carrying value, is estimated based on the current rates offered to the Company for debt of the same remaining maturities.

(m) Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of - The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of," on January 1, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. This Statement did not have a material impact on the Company's financial position, results of operations, or liquidity, except for certain long-lived assets to be disposed of (see note 12 "Impairment Loss").

(n) Comprehensive Income and Segments of an Enterprise - In June 1997, Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," were issued. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenue, expenses, gains and losses) in a full set of general-purpose financial statements. SFAS No. 131 establishes standards for the way that public companies report selected information about operating segments in annual financial statements and requires that those companies report selected information about segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 130 and SFAS No. 131 are effective for financial statements for periods beginning after December 15, 1997. The Company has determined that these pronouncements will not have a material impact in its Consolidated Financial Statements.

(o) Use of Estimates - Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of revenue and expenses to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(p) Reclassifications - Certain prior year balances have been reclassified to conform with current year presentation.

(2) EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET

At December 31, 1997 and 1996, equipment and leasehold improvements consist of the following:

                                                           1997             1996
--------------------------------------------------------------------------------
Furniture, fixtures and equipment,
  including computer software                        $7,569,000        6,097,000
Leasehold improvements                                1,535,000        1,841,000
--------------------------------------------------------------------------------
                                                      9,104,000        7,938,000

Less: accumulated
  depreciation and amortization                       4,558,000        4,003,000
--------------------------------------------------------------------------------
                                                     $4,546,000        3,935,000
================================================================================

(3) LEASES

In December 1986, the Company entered into an operating lease agreement for its principal offices. The lease agreement provided for a term of approximately 15 years, commencing in May 1987. The initial annual rental was $576,000 with scheduled increases in succeeding periods. During 1991, modifications were made to the timing of certain payments. During 1992, the lease was extended an additional three years. Rental expense under this lease is recorded on a straight-line basis. Accordingly, scheduled payments through December 31, 1997 exceeded rental expense recorded on this lease through such date by $44,000 and rental expense recorded through December 31, 1996 exceeded scheduled payments through such date by $126,000.

      In August 1994, the Company entered into a five-year operating lease agreement for office space. The initial annual rental was $267,000 with scheduled increases in succeeding periods. In March 1995, the Company entered into a ten-year lease, expiring June 30, 2005, for additional office space with an initial annual rental of $414,000 with scheduled increases in succeeding periods. In connection with this lease, the Company extended the August 1994 lease through June 30, 2005. Rental expense on this lease is recorded on a straight-line basis. Accordingly, rent recorded through December 31, 1997 and 1996 exceeded scheduled payments by $156,000 and $71,000, respectively.

      The Company's leases of office space include standard escalation clauses. Rental expenses under leases for office space and certain items of equipment accounted for as operating leases were $1,903,000, $1,794,000 and $1,396,000 in 1997, 1996 and 1995, respectively. Additionally, $41,000 of rent expense was accrued at December 31, 1997 related to an asset disposal (see note 13).

      The future minimum lease payments under noncancellable operating leases as of December 31, 1997 were as follows:

                                Operating
Year ending December 31,           leases
-----------------------------------------
1998                          $ 1,677,000
1999                            1,629,000
2000                            1,629,000
2001                            1,639,000
2002                            1,399,000
Thereafter                      2,897,000
-----------------------------------------
Total minimum lease payments  $10,870,000
=========================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) NOTES PAYABLE

Notes payable consist of the following:

                                                            1997            1996
--------------------------------------------------------------------------------
Borrowings under debt
  agreements with a bank:
  $2,000,000 fixed rate five-year
    term note, payable in quarterly
    installments of $100,000, at an
    interest rate of 8.86% through
    April 2000                                        $1,000,000       1,400,000
$500,000 five-year term note,
  payable in quarterly installments
  of $25,000, at an interest rate of
  prime plus 0.75%, which was
  9.25% at December 31, 1997,
  through April 2001                                     350,000         450,000
Borrowings under a commercial
  revolving promissory note at an
  interest rate of prime plus 1.5% at
  December 31, 1997 and prime plus
  .25% at December 31, 1996
  Prime was 8.5% at December 31,
  1997 and 1996                                        1,249,000              --
--------------------------------------------------------------------------------
Subtotal                                               2,599,000       1,850,000
--------------------------------------------------------------------------------
Borrowings under debt
  agreements with investors:
  $2,025,000 Series A Senior
    Subordinated Note, issued at
    99%, due October 31, 2001, at an
    interest rate of 12%, net of
    unamortized discount of $16,000
    and $20,000 as of December 31,
    1997 and 1996, respectively                        2,009,000       2,005,000
  $475,000 Series A Senior
    Subordinated Note - SVP, S.A.,
    issued at 99%, due November 30,
    2001, at an interest rate of 12%,
    net of unamortized discount
    of $4,000                                            471,000         471,000
  $475,000 Series A Senior
    Subordinated Note - SVP, S.A.,
    issued at 99%, due August 25,
    2002, at an interest rate of 12%,
    net of unamortized
    discount of $4,000                                   471,000              --
--------------------------------------------------------------------------------
      Subtotal                                         5,550,000       4,326,000
--------------------------------------------------------------------------------
  $60,000 note payable due in monthly
    installments of $1,800, including
    interest at 8% through
    October 1997                                              --          16,000
--------------------------------------------------------------------------------
      Total debt                                       5,550,000       4,342,000
Less current installments                              1,749,000         516,000
--------------------------------------------------------------------------------
    Notes payable, excluding
      current installments                            $3,801,000       3,826,000
================================================================================

(a) Debt Agreements with Bank - On April 27, 1995, the Company entered into a financing agreement with a commercial bank (the "Bank") for a $2,000,000 fixed rate term note ("Term Note") through April 2000 and a Commercial Revolving Promissory Note (the "Note") that permitted the Company to borrow up to $2,000,000 on a line of credit facility through April 1997. During 1996, the Company amended its financing agreement with the Bank to allow for an additional $500,000 term note ("Term Note") through April 2001. The Term Notes and the Note are secured by all of the assets of the Company.

      During July 1997, the Company signed an amendment to the Note with the Bank increasing the available credit to $2,500,000 from $2,000,000. The $500,000 additional credit was secured by the anticipated tax refund related to the Company's 1996 loss. During the fourth quarter of 1997, the Company received the refund and the available credit was reduced accordingly.

      During October 1997, the Company signed an additional Commercial Revolving Promissory Note for up to an additional $1,000,000 with the Bank, for a total available of $3,000,000. The interest rate on the entire Revolving Promissory Notes was raised to prime plus one and one-half percent. All other terms are similar to those of the amended $2,500,000 Note dated July 1997. The additional $1,000,000 facility was secured by a standby letter of credit provided by SVP, S.A. ("SVP"), a major shareholder of the Company. This facility and the standby letter of credit expired on March 26, 1998.

      The Note had originally expired on April 27, 1997, and the Company entered into an amended agreement during May which expired on September 30, 1997. The agreement was then extended until March 26, 1998, subject to a $1,000,000 capital contribution which was provided by SVP during January 1998 (see note
15).

      On March 30, 1998, the Company signed a term sheet with the Bank to extend, until March 25, 1999, the terms of the existing Note dated April 27, 1995 (see above). The amount available under the Note will be reduced to $1,000,000, less outstanding letters of credit, which were $148,000 as of March 30, 1998. The interest rate on the Note will be the Bank's prime rate plus one-quarter of one percent (currently 8.75%). SVP has provided credit support for the Note in the form of a $1,000,000 letter of credit. Additionally, SVP will provide a second letter of credit to secure the two outstanding five year term notes. The dollar amount of the second letter of credit will at all times equal the lesser of (a) the aggregate principal amount of the two Notes or (b) $1,000,000. Proceeds from any sale of assets outside the normal course of business shall be applied first to any outstanding balance under the letter of credit with the remaining balance retained as working capital (see note 12).

      The Company's debt agreements with the Bank at December 31, 1997 contain numerous affirmative and negative covenants, including financial covenants relating to the Company's net worth, working capital and additional borrowings, and restrict payment of dividends. In accordance with the amended agreements to the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note and the term sheet signed March 30, 1998, all defaults have been waived. Future covenants will be determined with the new agreement.

      The Company's line of credit agreement calls for quarterly payments of a $1,000 nonrefundable facility fee.

(b) Debt Agreements with Investors - On October 31, 1996, the Company entered into a Note and Warrant Purchase Agreement with Furman Selz SBIC, L.P. ("Furman Selz"). Pursuant to the agreement, Furman Selz purchased from the Company $2,025,000 Series A Senior Subordinated Note, issued at 99%. The Company sold warrants to purchase 900,000 shares of common stock at a price of $2.25 per share in conjunction with the note (see note 5 (a)). In connection with these transactions, the Company recorded debt discount of $20,000.

      On November 30, 1996, the Company entered into a Note and Warrant Purchase Agreement with SVP. Pursuant to the agreement, SVP purchased from the Company $475,000 Series A Senior Subordinated Note, issued at 99%. The Company sold warrants to purchase 211,111 shares of common stock at a price of $2.25 per share in conjunction with the note (see note 5 (a)). In connection with these transactions, the Company recorded debt discount of $5,000.

      The Senior Subordinated Notes ("Notes") accrue interest at an annual rate of 12% on the unpaid principal balance. Accrued but unpaid interest is due and payable on November 30, 1997, November 30, 1998 and on May 30 and November 30 of each year thereafter, commencing on May 30, 1999, except that final payment of interest shall be due and payable on October 31, 2001 and one-half of the interest due and payable on November 30, 1997 shall be deferred and payable on November 30, 2000 and one-half of the interest due and payable on November 30, 1998, May 30, 1999 and November 30, 1999 shall be deferred and payable on October 31, 2001. Any interest deferred shall compound and accrue interest at the rate of the Notes until paid.

      The Note and Warrant Purchase Agreements further provide that Furman Selz and SVP, at their option, can purchase up to the amount of their respective initial investments, up to an additional $2,500,000 in notes and warrants on the same terms and conditions as the first $2,500,000, at any time before December 31, 1997 ("Option Notes and Warrants"). On August 25, 1997, SVP purchased 475,000 units, consisting of $475,000 principal amount of Option Notes and Warrants to purchase 211,111 shares of Common Stock at $2.25 per share (see note 5 (a)). In connection with this transaction, the Company recorded debt discount of $5,000.

      The aggregate maturities of long-term debt, excluding borrowings under the Commercial Revolving Promissory Note, for each of the five years subsequent to December 31, 1997 are as follows:

Year ending December 31,                 Amount
-----------------------------------------------
1998                                 $  500,000
1999                                    500,000
2000                                    300,000
2001                                  2,550,000
2002                                    475,000
-----------------------------------------------
                                     $4,325,000
===============================================

(5) SHAREHOLDERS' EQUITY

(a) Common Stock Warrants - On June 22, 1993, the Company issued warrants to a vice president of the Company under which he is entitled to purchase 4,000 shares of common stock for $1.31 per share during the five-year period commencing from that date. No warrants have been exercised to date.

      On February 10, 1995, the Company issued warrants to a company under which it is entitled to purchase 150,000 shares of the Company's common stock at $2.25 per share, the estimated fair market value at date of grant. The warrant becomes exercisable at the rate of 50,000 shares each year beginning February 13, 1996 and expires ten years from the date of grant. No warrants have been exercised to date.

      On October 31, 1996, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to Furman Selz, under which it is entitled to purchase 900,000 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.

      On November 30, 1996, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to SVP, S.A., under which it is entitled to purchase 211,111 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.

      On August 25, 1997, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to SVP, S.A., under which it is entitled to purchase 211,111 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(b) Stock Option Plan - In January 1996, the Company adopted the FIND/SVP, Inc. 1996 Stock Option Plan (the "Plan"). The Plan authorizes grants of options to purchase up to 650,000 shares of common stock, issuable to employees, directors and consultants of the Company, at prices at least equal to fair market value at the date of grant (110% of the fair market value for holders of 10% or more of the outstanding shares of common stock).

      The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by the Stock Option Committee. Options granted under the Plan are exercisable during a period of no more than ten years from the date of the grant (five years for options granted to holders of 10% or more of the outstanding shares of common stock). All options outstanding at December 31, 1997 expire within the next five years if not exercised. Options which are cancelled or expire during the term of the Plan are eligible to be re-issued under the Plan and, therefore, are considered available for grant.

      There were 21,000 options available for grant under the FIND/SVP, Inc. 1986 Stock Option plan (the "1986 Plan") upon its expiration in August 1996. These options, along with an additional 126,265 options from the 1986 Plan which either expired or were cancelled after August 1996, were no longer available for grant at December 31, 1997.

      Activity under the stock option plans is summarized as follows:

                                           1997            1996            1995
--------------------------------------------------------------------------------
Outstanding options at
  January 1                           1,252,963         966,000         861,100
Granted - option prices
  ranging from $0.781 to
  $1.8125 per share in
  1997, $1.875 to $2.875
  per share in 1996 and
  $1.9375 to $2.25 per
  share in 1995                         140,000         689,350         129,500
Exercised                               (76,985)       (366,437)        (21,200)
Cancelled and expired                  (139,265)        (35,950)         (3,400)
--------------------------------------------------------------------------------
Outstanding (in 1997,
  exercisable at $0.781 to
  $2.875 per share) at
December 31                           1,176,713       1,252,963         966,000
================================================================================
Exercisable (in 1997,
  exercisable at $0.781 to
  $2.875 per share) at
  December 31                           605,746         589,713         776,383
================================================================================
Available for grant at
  December 31                           128,100         238,150         279,500
================================================================================

      Included in the options granted in 1996 are 300,000 options the Company granted to the President of the Company. Contingent upon meeting certain earnings levels over the life of his employment agreement, these options will vest on the certification date of the targeted earnings levels. The exercise price of these options will be equal to the fair market value of the common stock on the vesting date or 110% of such fair market value if the President is a holder of 10% or more of the outstanding shares of common stock on such date.

      At December 31, 1997, 1996 and 1995, the number of options exercisable was 605,746, 589,713 and 776,383, respectively, and the weighted-average exercise price of those options was $1.79, $1.61 and $1.04, respectively.

      The Company applies APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation costs has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net (loss) income would have been (increased) reduced to the pro forma amounts indicated below:

               1997          1996           1995

--------------------------------------------------------------------------------
Net (loss) income  As reported    $(2,852,000)    (719,000)     476,000
                   Proforma        (2,931,000)    (781,000)     427,000
--------------------------------------------------------------------------------
(Loss) earnings    Basic
  per share          As reported         (.43)        (.11)         .08
                     Proforma            (.44)        (.12)         .07
--------------------------------------------------------------------------------
                   Diluted
                     As reported         (.43)        (.11)         .07
                     Proforma            (.44)        (.12)         .06
--------------------------------------------------------------------------------

      The per share weighted-average fair value of stock options granted during 1997, 1996 and 1995 was $0.57, $1.17 and $1.35, respectively, on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: 1997 - expected dividend yield of 0%, risk-free interest rate of 6.5%, volatility of 56.4% and an expected life of 3 years; 1996
- expected dividend yield of 0%, risk-free interest rate of 6.5%, volatility of 87.8% and an expected life of 3 years; 1995 - expected dividend yield of 0%, risk-free interest rate of 6.5%, volatility of 92.1% and an expected life of 3 years. Volatility is calculated over the five preceding years for 1997, 1996 and 1995, respectively.

      Proforma net (loss) income reflects only options granted beginning in 1995. Therefore, the full impact of calculating compensation cost for stock options under SFAS No. 123 is not reflected in the proforma net income amounts presented above because compensation cost for options granted prior to January 1, 1995 is not considered and compensation cost is reflected over the options' vesting period of up to 5 years.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      At December 31, 1997, the range of exercise prices and weighted-average remaining contractual life of outstanding options was $0.7810 to $2.875 and 2.19 years, respectively.

(c) Common Stock Issued for Services - In 1997, the Company issued 25,000 shares of common stock with a value of $37,000 to a third party for services rendered.

      In 1996, the Company issued 21,940 shares of common stock with a value of $40,000 to a third party for services rendered.

(d) Preferred Stock - Effective June 1995, the Company amended its Certificate of Incorporation to authorize an additional class of stock consisting of 2,000,000 shares of $.0001 par value preferred stock. No shares have been issued as of December 31, 1997.

(6) SVP INTERNATIONAL

The Company entered into an agreement in 1971, amended in 1981, with SVP International ("SVP"), a Swiss company which, including its affiliated companies, is the beneficial owner of 23.6% of the outstanding stock of the Company as of December 31, 1997 (see note 15). The agreement provides that SVP will aid and advise the Company in the operation of an information service and permit access to other foreign SVP information centers and the use of the SVP trademark and logo. The agreement shall continue in perpetuity, unless amended by the parties thereto. It provides that the Company will pay to SVP royalties computed on an annual basis at the following rates: $18,000 per year, plus 1.2% of the gross profit from all publications included in the Company's gross revenues less than $10 million for such year, and 2% of the amount of the Company's nonpublishing gross revenues for each such year derived from the "FIND/SVP Service" in excess of $2 million but less than $4 million and 1% of the amount of such nonpublishing gross revenues in excess of $4 million but less than $10 million.

      Royalty charges under the agreement were $131,000, $137,000 and $139,000 in 1997, 1996 and 1995, respectively. Royalties accrued but unpaid were approximately $84,000 and 74,000 at December 31, 1997 and 1996, respectively, and are included in accrued expenses in the consolidated balance sheets.

      The Company receives and renders information services to other members of the SVP network. Charges for such services are made at rates similar to those used for the Company's other clients.

(7) INCOME TAXES

The provision for income taxes consists of the following:

                                       1997              1996              1995
--------------------------------------------------------------------------------
Current:
  Federal                       $  (228,000)         (342,000)          255,000
  State and local                        --             6,000           156,000
--------------------------------------------------------------------------------
                                   (228,000)         (342,000)          411,000
--------------------------------------------------------------------------------
Deferred:
  Federal                          (983,000)          (52,000)          (22,000)
  State and local                  (204,000)          (99,000)          (11,000)
--------------------------------------------------------------------------------
                                 (1,187,000)         (151,000)          (33,000)
  Valuation allowance               519,000                --                --
--------------------------------------------------------------------------------
                                   (668,000)         (151,000)          (33,000)
--------------------------------------------------------------------------------
                                $  (896,000)         (487,000)          378,000
================================================================================

      Income tax (benefit) expense differs from the amount computed by multiplying the statutory rate of 34% to income before income taxes due to the following:

                                             1997           1996           1995
--------------------------------------------------------------------------------
Income tax (benefit)
  expense at statutory rate           $(1,274,000)      (410,000)       290,000
Increase (reduction) in
  income taxes resulting from:
    State and local income
      taxes, net of Federal
      income tax benefit                 (204,000)       (99,000)        83,000
    Nontaxable income                     (34,000)       (33,000)       (22,000)
    Nondeductible expenses                 18,000         38,000         34,000
    Expiring tax credits                   93,000             --             --
    Other                                 (14,000)        17,000         (7,000)
--------------------------------------------------------------------------------
                                       (1,415,000)      (487,000)       378,000
    Increase in valuation
      allowance                           519,000             --             --
--------------------------------------------------------------------------------
                                      $  (896,000)      (487,000)       378,000
================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The significant components of deferred tax expense for the years ended December 31, 1997, 1996 and 1995 are attributable to the following:

                                             1997           1996           1995
--------------------------------------------------------------------------------
Accounts receivable,
  principally due to allowance
  for doubtful accounts               $    (6,000)         1,000         (3,000)
Leasehold improvements,
  principally due to
  differences in amortization             (38,000)       (34,000)       (41,000)
Deferred compensation,
  principally due to accrual
  for financial reporting
  purposes                                 (9,000)       (11,000)       (20,000)
Equipment, principally due
  to differences
  in depreciation                          34,000         46,000        (30,000)
Federal net operating loss
  carryforward                           (512,000)            --             --
State and local net operating
  loss carryforward                      (204,000)       (99,000)            --
Impairment loss                          (461,000)            --             --
Restructuring charge                       10,000        (54,000)            --
Other                                      (1,000)            --          1,000
--------------------------------------------------------------------------------
                                       (1,187,000)      (151,000)       (33,000)
Increase in
  valuation allowance                     519,000             --             --
--------------------------------------------------------------------------------
                                      $  (668,000)      (151,000)       (33,000)
================================================================================

      The tax effects of temporary differences that give rise to significant portions of the deferred tax assets, net of deferred tax liabilities at December 31, 1997 and 1996 are presented below:

                                                          1997             1996
--------------------------------------------------------------------------------
Deferred tax assets:
  Accounts receivable, principally due to
    allowance for doubtful accounts                $    52,000           46,000
  Leasehold improvements, principally
    due to differences in amortization                 193,000          155,000
  Deferred compensation, principally
    due to accrual for financial
    reporting purposes                                  76,000           67,000
  Federal net operating loss carryforward              512,000               --
  State and local net operating
    loss carryforward                                  303,000           99,000
  Impairment loss                                      461,000               --
  Restructuring charge                                  44,000           54,000
Deferred tax liability:
  Equipment, principally due to
    differences in depreciation                       (154,000)        (120,000)
  Goodwill, principally due to
    difference in amortization                          (1,000)          (1,000)
  Other                                                     --           (1,000)
--------------------------------------------------------------------------------
                                                     1,486,000          299,000
Valuation allowance                                   (519,000)              --
--------------------------------------------------------------------------------
Net deferred tax asset                             $   967,000          299,000
================================================================================

      Management of the Company has determined, based on the Company's history of prior years' operating earnings relating to its research-for-hire businesses, that a valuation allowance of $519,000 was necessary due to the uncertainty of future earnings to realize the net deferred tax asset. Of the net deferred tax asset, $286,000 has been classified as current.

(8) EMPLOYEE BENEFITS AND DEFERRED COMPENSATION

(a) Pension Plans - The Company established a 401(k) and profit sharing plan for all eligible employees. Participants may elect to defer up to 12% of their annual compensation which is subject to annual limitation as provided in Internal Revenue Code Section 415(d). The Company will contribute 20% of the employees' contributions up to 1% of their annual compensation. Profit sharing contributions are at the discretion of the Company. Participants vest in the employer's contribution at 20% after three years of service increasing by 20% for each additional year of service. The Company's contribution, accrued but unpaid, to this plan was $75,000 and $77,000 at December 31, 1997 and 1996, respectively.

      During 1997, the Company ceased funding its Target Benefit Pension Plan, and is in the process of closing the plan which will include filing for an IRS Determination Letter. As such, all participants were declared 100% vested on January 1, 1997. The Company's contribution, accrued but unpaid, to this plan was $0 and $68,000 at December 31, 1997 and 1996, respectively. The Company has accrued $40,000 for estimated closing costs of the plan as of December 31, 1997.

(b) Deferred Compensation - The Company maintains deferred compensation agreements for two officers, with benefits commencing upon retirement, death or disability. Deferred compensation expense under these agreements was approximately $21,000, $25,000 and $21,000 in 1997, 1996 and 1995, respectively.

(c) Employment Agreements - Effective January 1, 1996, the Company entered into an employment agreement (the "Agreement") with the President of the Company. The Agreement terminates on December 31, 2001. The Agreement supersedes a May 1991 agreement and provides for a base salary with cost of living escalations. The agreement provides a performance bonus equal to 10% per annum of the pre-tax profits of the Company in excess of $1,000,000 for each year through the end of the Agreement. The Agreement was amended in December 1996 to limit the amount of bonus to a maximum of $250,000 in any year, and to pay a $50,000 cash bonus in each of January 1997 and January 1998. In addition, the Agreement contains certain severance provisions, as defined in the Agreement, entitling the President to receive compensation through the end of the Agreement upon termination without cause, or voluntary termination upon certain conditions, which includes the acquisition by

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

a party of 30% or more of the outstanding shares of common stock of the Company or a change in the majority of incumbent Board members, and certain other occurrences. If termination occurs at a time when there is less than one year left in the Agreement, compensation will continue for a two-year period from the date of termination.

      On January 11, 1995, the Company entered into severance agreements with two of its executive officers, which call for payment of their current base salary for a period of one year from the date of termination, without cause or voluntary termination upon certain conditions, as defined in the agreement, which includes the acquisition by a party of 30% or more of the outstanding shares of common stock of the Company or a change in the majority of incumbent Board members. In addition, if the individuals are terminated, all options granted to the respective individuals shall become immediately exercisable. At December 31, 1997, 77,700 options in the aggregate were not exercisable by the two officers.

      During February 1998, SVP, S.A. purchased additional shares of the Company. The purchase of the shares has triggered the change of control provisions in the above agreements. In consideration of SVP, S.A. providing two $1,000,000 letters of credit to secure the Company's debt agreements with a commercial bank during March 1998, the President waived his rights related to the change of control provision in his Agreement, only as it relates to the holdings of SVP, S.A. and its affiliates, in the Company. The two executive officers have not expressed intent on exercising such clause in their respective agreements. If such two executive officers exercise their right of voluntary termination based on this clause, the maximum exposure to the Company is approximately $340,000 to be paid over a one year period, plus the vesting of 77,000 currently non-exercisable options (see notes 4 and 15).

(9) SUPPLEMENTAL CASH FLOWS INFORMATION

Cash paid for interest and income taxes during the years ended December 31, 1997, 1996 and 1995 was as follows:

                   1997         1996           1995
---------------------------------------------------
Interest       $383,000      270,000        224,000
===================================================
Income taxes   $  3,000      164,000        631,000
===================================================

      The Company had the following non-cash financing activities in 1997:

      In connection with the Company's sale of ETRG's assets during 1997, the Company received a $125,000 two-year note (see note 13).

      During 1997, the Company issued 25,000 shares of common stock with a value of $37,000 to a third party for services rendered.

      During 1996, the Company issued 21,940 shares of common stock with a value of $40,000 to a third party for services rendered.

      During 1997, the Company recorded the cashless exercise of 8,000 options at $0.63 in exchange for 2,000 shares of common stock at prices ranging from $1.125 to $1.25. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $2,000.

      During 1996, the Company recorded the cashless exercise of 275,686 options at prices ranging from $0.275 to $2.1875 in exchange for 51,041 shares of common stock at prices ranging from $2.125 to $3.00. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $119,000.

(10) ACCRUED EXPENSES

Accrued expenses at December 31, 1997 and 1996 consisted of the following:

                                                           1997             1996
--------------------------------------------------------------------------------
Accrued bonuses and
  employee benefits (note 8)                         $  812,000          696,000
Accrued severance and
  retirement (notes 13 and 14)                          233,000          122,000
Accrued expenses billed to clients                      233,000          167,000
Accrued SVP royalty (note 6)                             84,000           74,000
Other accrued expenses                                  510,000          322,000
--------------------------------------------------------------------------------
                                                     $1,872,000        1,381,000
================================================================================

(11) LITIGATION

On May 30, 1997, Asset Value Fund Limited Partnership ("Asset Value"), a shareholder in the Company, commenced an action in the United States District Court for the Southern District of New York entitled Asset Value Fund Limited Partnership v. FIND/SVP, Inc. and Andrew P. Garvin, Civil Action No. 97 Civ. 3977 (LAK). The complaint alleged that between October 1995 and August 1996 the Company and its president made certain oral misstatements to Paul Koether, the principal of Asset Value, concerning the financial condition of the Company and that those misstatements induced Asset Value to buy more shares of the Company and to refrain from selling the shares it already held. The complaint alleged that those misstatements give rise to causes of action for violation of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and for fraud, breach of fiduciary duty and negligent misrepresentation. The complaint demanded compensatory damages in excess of $1.5 million and punitive damages in excess of $5 million, as well as costs and attorneys' fees.

      On August 13, 1997, the Company was served with an amended complaint which alleged that between January 1996 and August 1996, the Company and its president made certain misstatements concerning the financial condition of the Company and that those misstatements induced Asset Value to buy more shares of the Company and to refrain from selling the shares it already held. The amended complaint alleged that those misstatements give rise to causes of action for violation of
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and for common law fraud. The complaint demanded compensatory

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

and punitive damages in an amount to be determined at trial, as well as costs and attorneys' fees. On September 29, 1997, the Company and Mr. Garvin moved to dismiss the amended complaint.

      On December 3, 1997, Asset Value commenced an action in the Supreme Court of the State of New York, County of New York entitled Asset Value Fund Limited Partnership v. Brigitte De Gastines and Jean-Louis Bodmer, Index No. 606165/97. The defendants are two of the Company's directors. The complaint sought to remove the defendants as directors under New York Business Corporation Law 706(d) because of their alleged failure to attend meetings of the board and because they considered and approved financing transactions by the Company involving Amalia, S.A. and/or SVP, S.A which allegedly constituted self-dealing by the defendants. On December 30, 1997, the defendants removed this action to the United States District Court for the Southern District of New York.

      On January 20, 1998, Asset Value and the Company entered into a settlement agreement pursuant to which Asset Value dismissed with prejudice the two pending actions described above. Furthermore, Asset Value agreed that for five years neither Asset Value nor Paul Koether will purchase, either directly or indirectly, any shares of stock in the Company, or own or control, either directly or indirectly, any shares of stock in the Company. In return, the Company, through proceeds from its insurance company, paid Asset Value legal fees and disbursements in the amount of $110,000 and together with SVP, S.A., bought Asset Value's 900,000 shares of stock in the Company at a price of $1.25 per share on February 20, 1998. As such, there will be no financial statement impact for this transaction. (The Company bought 274,400 of those shares, and SVP, S.A. bought 625,600 of those shares.) In addition, the Company agreed that if within two years (a) the Company sells all or substantially all of its assets, (b) the Company is merged into or combined with another company, (c) any person acquires a majority of the outstanding shares of the Company pursuant to a tender offer, (d) the Company is taken private, or (e) the Company undergoes a recapitalization or restructuring, and in any such case the shareholders of the Company receive consideration (whether cash, securities or otherwise) of more than $1.25 per share, then, immediately after the consummation of such transaction, the Company will pay to Asset Value an amount equal to 900,000 times the difference between $1.25 and the amount paid to the shareholders up to a maximum difference of $1.75 per share (i.e., a maximum price of $3.00 per share).

(12) IMPAIRMENT LOSS

During the fourth quarter of 1997, the Company decided to sell the majority of assets held in the Published Research Division, and, accordingly has retained the services of an investment banking firm to effectuate the sale. As a result, the Company has reported the carrying value of the assets held for sale at the lower of cost or their estimated net realizable values. As a result of the Company's decision, an impairment loss of $1,047,000 was recorded in December 1997. The Company has presented the assets held for sale as a separate line item in its December 31, 1997 consolidated balance sheet. Discussions with potential buyers are in the early stages, and the Company will review its estimated net realizable values as additional information becomes available.

      The aforementioned charge included write-downs of inventory of $517,000, fixed assets of $405,000, goodwill of $102,000 and deferred charges of $23,000. There are no cash implications relating to this charge.

(13) SALE OF ETRG'S ASSETS AND ASSET DISPOSAL

During the fourth quarter of 1997, the Company sold certain assets held in its Emerging Technologies Research Group ("ETRG"). The Company recorded a $28,000 loss related to this sale. In accordance with the terms of the Agreement, the Company received a two year $125,000 Note bearing interest at an annual rate of 10% and has retained a security interest in the ETRG database. A principal payment of $31,250 plus accrued interest is due on May 4, 1998. Commencing on August 4, 1998, and on the fourth day of each November, February, May and August thereafter, quarterly principal payments of $15,625 plus accrued interest is due. The final payment is due November 4, 1999. As a result of this transaction, the Company will no longer operate its multi-client study business, its Continuous Advisory Service and its Interactive Consumer Newsletter. The Company has retained the rights to its currently published off-the-shelf studies and will receive a 5% royalty on sales of the above services for a two year period.

      During the fourth quarter of 1997, the Company ceased operation of its FIND/SVP Internet Services, Inc. subsidiary. Accordingly, the Company has written down the assets in this subsidiary by $408,000 to zero. Additionally, the Company has accrued $35,000 of severance cost, all of which will be paid by March 31, 1998; $16,000 of shut-down costs to be paid in the first quarter of 1998; and rent expenses of $41,000 to cover rents payable in the first quarter of 1998 while the Company negotiates the release of its obligations with the landlord. If any additional rents are incurred, they will be expensed in 1998.

(14) RESTRUCTURING CHARGES

In conjunction with the Company's decision to re-focus its efforts on its core competencies (see note 1(a)), the Company reduced its general and administrative staff on December 31, 1997. Accordingly, the Company recorded a $155,000 restructuring charge during the fourth quarter of 1997, all of which will be paid in 1998.

      During the third quarter of 1996, the Company implemented a plan to restructure and consolidate operations, which included the reorganization of its operating units and a change in the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

method of marketing and cross-selling its various products. As a result, the Company recorded a pre-tax restructuring charge of $802,000 during the third quarter of 1996.

      The restructuring charge included a writedown of certain inventories and deferred charges of $490,000, severance and retirement charges of $167,000, charges relating to marketing and planning materials which will not be used after the restructuring of $117,000 and charges for the consolidation and reduction of several small and unprofitable product groups of $28,000, of which $122,000 and $47,000 of the remaining severance and retirement payments has been included in accrued expenses at December 31, 1996 and 1997.

(15) SUBSEQUENT EVENTS

On January 15, 1998, the Company entered into an agreement with SVP, S.A. ("SVP") for SVP to purchase $1,000,000 of the Company's common stock at $1.25 per share. The transaction was completed in two parts. The Company issued 600,000 shares to SVP and issued a $250,000 Convertible Note on January 15, 1998, pending the availability of shares for issuance. The Note converted into 200,000 shares on February 20, 1998, when those shares became available in connection with the Company's litigation settlement (see note 11).

      With this transaction SVP and its affiliates currently own approximately 37% of the then outstanding common shares in the Company, excluding outstanding warrants.

(16) SUBSEQUENT EVENTS- UNAUDITED

On March 27, 1998, the Company implemented a cost cutting plan which includes the reduction of approximately 20 full-time positions in its core businesses. As such, the Company expects to record a charge for severance and related costs of approximately $325,000 during the quarter ended March 31, 1998.

      On February 27, 1998, the Company received notification from the NASDAQ Stock Market, Inc. ("NASDAQ") that the Company is not in compliance with the new minimum bid price requirement which became effective on February 23, 1998. In order to regain compliance with this standard the Company's common shares must have a closing bid price at or above the minimum for at least ten consecutive trading days by no later than May 28, 1998. The standard requires a minimum closing bid price of $1.00 per share. If compliance is not met, NASDAQ will issue a delisting letter which will identify the review procedures. The Company may request a review at that time, which will generally stay delisting. As of March 30, 1998, the Company has not met such requirement.

      As of December 31, 1997, the Company is not in compliance with the NASDAQ net tangible asset requirement. Per discussions with NASDAQ, the Company is including a pro-forma net tangible asset statement including the $1,000,000 capital contribution received from SVP, S.A. in 1998 (see note 15). NASDAQ has informed the Company that since this statement shows pro-forma net tangible assets which are in compliance with the NASDAQ requirement, it will consider the Company to be in compliance.

Pro-Forma Net Tangible Assets
--------------------------------------------------------------------------------
Total assets at December 31, 1997                                  $ 12,481,000
Less: Goodwill, net                                                    (117,000)
Less: Liabilities                                                   (11,263,000)
--------------------------------------------------------------------------------
                                                                      1,101,000
Capital received from SVP, S.A. during
   first quarter of 1998                                              1,000,000
--------------------------------------------------------------------------------
Pro-forma Net Tangible Assets                                      $  2,101,000
================================================================================

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
FIND/SVP, Inc.:

We have audited the accompanying consolidated financial statements of FIND/SVP, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 31,1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an option on these consolidated financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FIND/SVP, Inc. and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flow for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP


New York, New York
March 30, 1998

MARKET FOR COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS

PRICE RANGE OF COMMON STOCK

The Common Stock, par value $.0001 per share, of the Company ("Common Stock") is traded on the over-the-counter market with quotations reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ) under the symbol "FSVP". The following table sets forth the high and low closing trade prices for the Common Stock for the periods indicated.

Price Range                                   High      Low
--------------------------------------------------------------------------------
1997
Common Stock
1st Quarter                                  2        1 1/4
2nd Quarter                                  1 1/2    1 3/16
3rd Quarter                                  1 3/8    1
4th Quarter                                  1 9/32     3/4

1996
Common Stock
1st Quarter                                  2 3/8    1 13/16
2nd Quarter                                  3 1/16   2  1/8
3rd Quarter                                  3 1/4    2
4th Quarter                                  2 1/4    1 13/16
================================================================================

      On December 31, 1997, there were approximately 994 holders of record of the Common Stock. Such numbers do not include shares held in "street name."

      On February 27, 1998, the Company received notification from the NASDAQ Stock Market, Inc. ("NASDAQ") that the Company was not in compliance with the new minimum bid price requirement which became effective on February 23, 1998. In order to regain compliance with this standard the Company's common shares must have a closing bid price at or above the minimum for at least ten consecutive trading days by no later than May 28, 1998. The standard requires a minimum closing bid price of $1.00 per share. If compliance is not met, NASDAQ will issue a delisting letter which will identify the review procedures. The Company may request a review at that time, which will generally stay delisting, in its Form 10-K for the year-ended December 31, 1997.

      As of December 31, 1997, the Company's balance sheet was not in compliance with the NASDAQ net tangible asset requirement. Per discussions with NASDAQ, the Company included a pro-forma net tangible asset statement including the $1,000,000 capital contribution from SVP, S.A. received in 1998. During April 1998, the Company's common shares met the closing bid requirement for ten consecutive trading days. Accordingly, the Company is currently in compliance with the new minimum bid requirement. NASDAQ has informed the Company that since this statement showed pro-forma net tangible assets which are in compliance with the NASDAQ requirement, it considers the Company to be in compliance.

Pro-Forma Net Tangible Assets
--------------------------------------------------------------------------------
Total assets at December 31, 1997                                  $ 12,481,000
Less: Goodwill, net                                                    (117,000)
Less: Liabilities                                                   (11,263,000)
--------------------------------------------------------------------------------
                                                                      1,101,000
Capital received from SVP, S.A. during
   first quarter of 1998                                              1,000,000
--------------------------------------------------------------------------------
Pro-Forma Net Tangible Assets                                      $  2,101,000
--------------------------------------------------------------------------------

      The National Association of Securities Dealers, Inc. (the "NASD"), which administers NASDAQ recently made changes in the criteria for continued NASDAQ eligibility. The Company's failure to meet NASDAQ's maintenance criteria in the future may result in the discontinuance of the inclusion of its securities in NASDAQ. In such event, trading, if any, in the securities may then continue to be conducted in the non-NASDAQ over-the-counter market in what are commonly referred to as the electronic bulletin board and the "pink sheets". As a result, an investor may find it more difficult to dispose of or to obtain accurate quotations as to the market value of the securities. In addition, the Company would be subject to a Rule promulgated by the Securities and Exchange Commission (the "Commission") that, if the Company fails to meet criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by the Rule to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transactions prior to sale. Consequently, the rule may have an adverse effect on the ability of brokers-dealers to sell the securities, which may affect the ability of purchasers in the offering to sell the securities in the secondary market.

DIVIDEND HISTORY AND POLICY

The Company has never paid cash dividends on its Common Stock and anticipates that, for the foreseeable future, it will continue to follow a policy of retaining earnings to finance the expansion and development of its business. The Company's debt agreements restrict the payment of dividends.

WHEN YOU NEED TO KNOW, ASK FIND/SVP.

FIND/SVP provides fully integrated research, business intelligence and management advisory services in a broad range of industries and disciplines.

Our people are committed to giving clients a competitive advantage by helping them acquire and use knowledge to improve performance.

Founded in 1969, FIND/SVP pioneered the delivery of quick question-answering services through telephone consultations with experienced specialists. Today, we are the leading provider of outsourced and co-sourced research and knowledge support services. Our 1,100 experts around the world serve as advisors to 16,000 executives in more than 2,200 client organizations.

Our services range from quick, cost-effective consulting over the telephone, to insightful research to strategic, in-depth intelligence and analysis. FIND/SVP is a unique resource with all the answers.

CORPORATE DATA

OFFICERS:

Andrew P. Garvin
Chairman of the Board,
President and
Chief Executive Officer

Peter J. Fiorillo
Executive Vice President,
Finance & Administration,
Chief Financial Officer and
Chief Information Officer

John Kuranz
Vice President & General Manager
FIND/SVP Published Products, Inc.

DIRECTORS:

Charles Baudoin
Chairman, Ecoban Finance Ltd.,
a finance company

Jean-Louis Bodmer
Managing Director, SVP, S.A.
and Vice President,
SVP International, an information
and consulting service firm

Howard S. Breslow
Breslow & Walker LLP,
a New York-based law firm

Frederick H. Fruitman
Managing Director,
Loeb Partners Corporation,
an investment banking firm

Andrew P. Garvin
Chairman of the Board,
President and
Chief Executive Officer

Brigitte de Gastines
President, SVP, S.A.,
an information and
consulting service firm

OPERATING UNIT MANAGERS:

Kenneth A. Ash
Vice President and
Managing Director,
Strategic Consulting & Research Group

Victor L. Cisario
Vice President & Controller

Susan Ogulnick
Vice President,
Quick Consulting & Research Service

Mark H. Schaeffer
Vice President,
Business Development
Quick Consulting & Research Service

Stephan B. Sigaud
Vice President and Managing Director,
Customer Satisfaction and
Loyalty Group

TRANSFER AGENT
& WARRANT AGENT

American Securities
Transfer, Incorporated
1825 Lawrence Street
Denver, CO 80202

AUDITORS

KPMG Peat Marwick LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL

Breslow & Walker LLP
767 Third Avenue
New York, NY 10017

COMPANY ADDRESS

FIND/SVP, Inc.
625 Avenue of the Americas
New York, NY 10011-2002
(212) 645-4500

FORM 10-K

A copy of the Company's
Form 10-K is available,
without charge, upon
request by writing to:

Peter J. Fiorillo
Executive Vice President,
FIND/SVP, Inc.
625 Avenue of the Americas
New York, NY 10011-2002

NASDAQ Symbol: FSVP

This annual report contains forward-looking statements about the results FIND/SVP is striving to achieve. Realization of these goals involves risks and uncertainties, including the success of the Company's growth strategies and objectives. Actual results may be different from those discussed here.

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                             New York, NY 10011-2002
                             tel (212) 645-4500
                             fax (212) 645-7681
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                             NASDAQ: FSVP